UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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WESTWATER RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Westwater Resources, Inc. 6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112 www.westwaterresources.net

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Westwater Resources, Inc.:

We will hold our 2019 Annual Meeting of Stockholders on April 2, 2019 at 9:00 a.m., local time, at our headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112, to consider and vote upon the following matters:

1.Approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than 1-for-5 and not more than 1-for-50, such ratio to be determined in the discretion of our Board of Directors, at any time on or before August 30, 2019.

2.Approve an amendment to our 2013 Omnibus Incentive Plan, as amended, to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,300,000 shares, and to modify certain issuance limitations thereunder.

3.Elect as directors the five nominees named in the accompanying proxy statement.

4.Provide advisory approval of our executive compensation.

5.Ratify the appointment of Moss Adams LLP as our independent registered public accountant for 2019.

6.Transact such other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The Board has fixed the close of business on February 19, 2019 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the enclosed envelope, or vote all of your shares over the telephone or over the Internet, so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope, or vote over the telephone or Internet. Your vote is important.

By Order of the Board of Directors,

/s/ JOHN W. LAWRENCE John W. Lawrence, Secretary

Centennial, Colorado

February 25, 2019

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 2, 2019:

The Notice of Annual Meeting, Proxy Statement and 2018 Annual Report to Stockholders
are available at www.westwaterresources.net.

2019 PROXY STATEMENT SUMMARY

This summary highlights selected information contained in this proxy statement, but it does not contain all the information you should consider. We urge you to read the whole proxy statement and our 2018 Annual Report before you vote. This proxy statement is being made available to stockholders on or about February 25, 2019.

2019 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:April 2, 2019, at 9:00 a.m., local time

Record Date:Tuesday, February 19, 2019

Place:Westwater Corporate Headquarters

6950 South Potomac Street, Suite 300

Centennial, Colorado 80112

VOTING MATTERS AND BOARD RECOMMENDATIONS

Matter	Board Recommendation
1.Approval of reverse stock split (page 5)	FOR
2.Approval of an increase in the number of shares available under our 2013 Omnibus Incentive Plan, along with modifications of certain issuance limitations thereunder (page 12)	FOR
3.Election of five nominees to our Board of Directors (page 21)	FOR each Director Nominee
4.Advisory vote to approve our executive compensation (page 41)	FOR
5.Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2019 (page 42)	FOR

EXECUTIVE COMPENSATION HIGHLIGHTS

Our compensation program provides total direct compensation to our named executive officers (“NEOs”) that supports our philosophy of pay-for-performance and alignment of incentives between our management and stockholders. To that end, we have implemented the following policies and practices:

•Responsive to Investors. At our 2018 Annual Meeting, our say-on-pay proposal received support from only 47% of the votes cast. In response, the Board of Directors directed management to contact some of our largest stockholders to determine how the Company can improve its executive compensation practices. As a result of investor outreach, the Compensation Committee determined not to award bonuses to NEOs for 2018.

•Significant “At-Risk” Compensation. A significant portion of NEO compensation and bonus opportunities are based on performance and not guaranteed, such as the foregone bonuses for 2018 and forfeited 2018 performance-based RSU’s.

•No Perquisites. We do not provide any perquisites, whether cash or otherwise, to our CEO or other NEOs.

DIRECTORS OF THE COMPANY

				Committees
Name	Age	Director Since	Audit	Compensation	Nominating and Corporate Governance	Health, Safety and Environment
Terence J. Cryan*	56	2017; 2006-16			Ch.
Christopher M. Jones	60	2013				Ch.
Marvin K. Kaiser*	77	2007	Ch.	x	x
Patrick N. Burke* (1)	49	2016	x	x	x	x
Tracy D. Pagliara*	56	2017	x	x	x
Karli S. Anderson*	45	2018		Ch.		x

_________________________

* independent director

(1)Mr. Burke is not a nominee for election in 2019.

i

ii

Westwater Resources, Inc. 6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112 www.westwaterresources.net

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by Westwater Resources, Inc. (“Westwater” or the “Company”) on behalf of its Board of Directors for the 2019 Annual Meeting of Stockholders (“Annual Meeting”).

Questions and Answers About the Annual Meeting

Q:Why am I receiving this proxy statement?

A:You are receiving this proxy statement because you have been identified as a holder of the Company’s common stock as of the close of business on February 19, 2019, the record date for the 2019 Annual Meeting of Stockholders.

Q:When and where is the Annual Meeting?

A:The Annual Meeting will take place on April 2, 2019 at 9:00 a.m., local time, at our headquarters, located at 6950 South Potomac Street, Suite 300, Centennial, Colorado 80112.

Q:What are holders of commons stock being asked to vote on?

A:Holders of common stock are being asked to:

•Proposal 1: Approve an amendment to our Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than 1-for-5 and not more than 1-for-50, such ratio to be determined in the discretion of our Board of Directors, at any time on or before August 30, 2019 (the “Reverse Stock Split Proposal”).

•Proposal 2: Approve an amendment to the Westwater Resources, Inc. 2013 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 3,300,000 shares, and to modify certain issuance limitations thereunder.

•Proposal 3: Elect as directors the five nominees named in this proxy statement.

•Proposal 4: Provide advisory approval of our executive compensation.

•Proposal 5: Ratify the appointment of Moss Adams LLP as our independent registered public accountant for 2019.

In addition, we may consider such other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Q:Why is the Company seeking stockholder approval of the Reverse Stock Split Proposal?

A:The reverse stock split will position the Company to regain compliance with Nasdaq listing standards, increase the marketability of our shares to investors, and enhance long term financial flexibility.

Q:Why is the Company seeking an amendment to the 2013 Omnibus Incentive Plan?

A:The Company has not awarded significant equity to officers, employees or non-employee directors for the last three years.  This amendment will allow the Company to grant stock-based awards over the next several years to continue to align compensation with stockholder value.

Q:Who is eligible to vote at the Annual Meeting?

A:Holders of common stock as of the close of business on February 19, 2019, the record date for the Annual Meeting, or their duly authorized proxy holders, are eligible to vote. As of the close of business on the record date, there were 74,399,722 shares of common stock outstanding and entitled to vote at the Annual Meeting.

If you own shares that are registered in the name of someone else, such as a broker, bank or other nominee, you need to direct that organization to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting.

Q:How many votes do stockholders have?

A:Holders of common stock are entitled to cast one vote on each proposal properly brought before the Annual Meeting for each share of common stock that such holder owned at the close of business on the record date.

As of the record date, directors and executive officers of the Company as a group beneficially owned and were entitled to vote approximately 620,573 shares of common stock, representing less than 1% of the shares of common stock entitled to vote at the Annual Meeting. All of the directors and executive officers of the Company who are entitled to vote at the Annual Meeting have advised the Company that they intend to vote their shares of common stock in favor of each of the proposals, although such persons have not entered into agreements obligating them to do so.

Q:What vote is required to approve each of the proposals?

A:Assuming a quorum is present:

•Approval of the Reverse Stock Split:  For Proposal 1, the affirmative vote of a majority of the issued and outstanding shares of common stock as of the record date is required to approve an amendment to our Charter to effect a reverse stock split. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have the effect of a vote against this proposal.

•Election of Directors:  For Proposal 3, directors are elected by a plurality, and the five nominees for director who receive the most “FOR” votes at the Annual Meeting in person or by proxy will be elected to the Board. Abstentions, “broker non-votes” and shares that are voted “withhold” in regards to a director nominee will not be counted toward such nominee’s election and will have no effect on the outcome of the election.

•All Other Proposals:  For the other proposals and any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, the affirmative vote of a majority of the votes cast on such proposals or other business at the Annual Meeting in person or by proxy is required for approval.  Abstentions and “broker non-votes” are not treated as cast either for or against any such proposals or other business, and therefore will not affect the outcome of the vote.

Q:What constitutes a quorum for the Annual Meeting?

A:The presence in person or by proxy of the holders of one-third of the votes entitled to be cast at the Annual Meeting constitutes a quorum under the Company’s bylaws. The Company will treat shares of common stock represented by a properly signed and returned proxy, including abstentions and broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the holders of record of a majority of such shares present and entitled to vote may adjourn the Annual Meeting until a quorum is obtained.

Q:How does the Board recommend that I vote?

A:The Board unanimously recommends that you vote “FOR” each of the proposals, including each director nominee.

Q:What happens if I don’t vote?

A:If you are the beneficial owner of shares held in “street name” (that is, if you hold your shares through a broker, bank or other holder of record), the broker, bank or other holder of record who holds your shares of common stock will have authority to vote on “routine” proposals, such as the Reverse Stock Split Proposal (Proposal 1) and the ratification of the appointment of Moss Adams LLP as our independent registered public accountants for 2019 (Proposal 5), if you have not submitted voting instructions to the broker, bank or other nominee.

However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to non-routine matters, such as the approval of an amendment to the Westwater Resources, Inc. 2013 Omnibus Incentive Plan (Proposal 2), the election of directors (Proposal 3), and advisory approval of our executive compensation (Proposal 4). As a result, absent specific instructions from the beneficial owner of such shares, brokers, banks or other holders of record are not empowered to vote such shares on non-routine matters, which we refer to as a “broker non-vote.” The effect of not instructing your broker, bank or other holder of record regarding how you wish your shares to be voted will NOT be counted as “FOR” or “AGAINST” for these non-routine matters, and will NOT have an effect on Proposals 2, 3 or 4.

No matter how many or few shares you own you are encouraged to vote and have your voice heard.

Q:What do I need to do now?

A:After carefully reading and considering the information contained in this proxy statement, please vote promptly by calling the toll-free number listed on your proxy card, accessing the Internet website listed on your proxy card or by completing, signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope.

If you hold your stock in “street name” through a bank or broker, you must direct your bank or broker to vote in accordance with the instructions you have received from your bank or broker. Submitting your proxy by telephone, Internet or mail or directing your bank or broker to vote your shares will ensure that your shares are represented and voted at the Annual Meeting. For information on how to vote your shares in person at the Annual Meeting, see “Can I attend the Annual Meeting and vote my shares in person?” below.

Q:How do I vote?

A:Stockholders of record may vote, either in person or by proxy, through the following methods:

•Via the Internet:  You may vote by proxy via the Internet by following the instructions on the proxy card. You will be asked to provide the company number and control number from the enclosed proxy card.

•By Telephone:  You may vote by proxy by calling the toll-free number found on the proxy card.

•By Mail:  You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•In Person:  You may attend the Annual Meeting and vote in person.

If you are a beneficial owner of shares held in “street name” (that is, if you hold your shares through a broker, bank or other holder of record), you can vote in one of four ways:

•Via the Internet:  You may vote via the Internet by following the instructions on the voting instruction form accompanying the proxy materials.

•By Telephone:  You may vote by proxy by calling the toll-free number found on the voting instruction form.

•By Mail:  You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.

•In Person:  You must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person. You will need to ask the broker, bank or other nominee holding your shares for a legal proxy and bring the legal proxy with you to the Annual Meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Q:How will my proxy be voted?

A:All shares of common stock represented at the Annual Meeting by properly executed proxy cards, voted over the telephone or voted over the Internet will be voted in accordance with the instructions indicated on those proxies. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or over the Internet without giving specific voting instructions, your shares will be voted “FOR” each director nominee and all other proposals.

Q:If my broker holds my shares in “street name,” will my broker automatically vote my shares for me?

A:No. If you do not provide your broker with instructions on how to vote your “street name” shares, your broker will not be permitted to vote on non-routine matters on your behalf. You should therefore be sure to provide your broker with instructions on how to vote your shares, following the directions your broker provides to you. Please check the voting form used by your broker to see if the broker offers telephone or Internet voting.

All stockholders are urged to have their voices heard on this important matter—please vote your shares today.

Q:Can I attend the Annual Meeting and vote my shares in person?

A:Yes. All stockholders, including stockholders of record and stockholders who hold their shares through banks, brokers, custodians or any other record holder, are invited to attend the Annual Meeting. Holders of record of common stock as of the record date can vote in person at the Annual Meeting. If you are not a stockholder of record, you must obtain a valid proxy, executed in your favor, from the record holder of your shares, such as a bank, broker, custodian or other record holder, to be able to vote in person at the Annual Meeting.

If you plan to attend the Annual Meeting, you must hold your shares in your own name, have a letter or recent brokerage statement from the record holder of your shares confirming your ownership or have a valid proxy authorizing you to vote shares at the meeting, and you must bring a form of personal photo identification with you in order to be admitted. The Company reserves the right to refuse admittance to anyone without proper proof of share ownership, proper authorization to vote shares, or proper photo identification.

Q:What does it mean if I receive more than one set of materials?

A:This means you own shares of the Company that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return all of the proxy cards or follow the instructions for any alternative voting procedures on each of the proxy cards you receive in order to vote all of the shares you own. Each proxy card you receive will come with its own postage-paid return envelope; if you vote by mail, make sure you return each proxy card in the return envelope that accompanied that proxy card.

Q:What can I do if I want to change or revoke my vote?

A:You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by attending the Annual Meeting and voting in person, or if you are a holder of record, by giving written notice of revocation to the Company prior to the time the meeting begins. Written notice of revocation should be mailed to: Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

If you hold your shares in “street name,” and wish to change or revoke your vote, please refer to the information on the voting instruction form included with these materials and forwarded to you by your bank, broker, custodian or other record holder to see your voting options.

Q:Whom should I call if I have questions about the Annual Meeting?

A:You should call Regan & Associates, our proxy solicitor, at (212) 587-3005 or our corporate secretary, at (303) 531-0516.

PROPOSAL 1

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

The Board has unanimously approved, and recommended that our stockholders approve, an amendment to the Company’s Restated Certificate of Incorporation, as amended, in substantially the form attached hereto as Appendix A (the “Certificate of Amendment”), to effect the reverse stock split at a ratio within a range from 1-for-5 to 1-for-50, with the final ratio and ultimate decision to effect the reverse stock split to be determined by the Board, in its sole discretion, following stockholder approval, at any time on or before August 30, 2019.

The reverse stock split, if any, will be realized simultaneously for all outstanding shares of common stock and the ratio determined by the Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The Certificate of Amendment, if filed with the Delaware Secretary of State, will not change the par value of the common stock (which will remain at $0.001 per share).

Reasons for the Reverse Stock Split

The primary reason for proposing the reverse stock split is to increase the per share market price of the common stock. The common stock is currently listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “WWR,” which we believe helps support and maintain stock liquidity and company recognition for our stockholders. The Board believes that the reverse stock split will result in a higher per share trading price, which is intended to enable the Company to maintain the listing of its common stock on Nasdaq and generate greater investor interest in the Company.

As previously disclosed, on March 13, 2018, the Company received a letter from Nasdaq indicating that it had failed to maintain compliance with the $1.00 per share minimum bid price for 30 consecutive business days, as required under Nasdaq Listing Rule 5550(a)(2). The Company was provided 180 calendar days, or until September 10, 2018, to regain compliance, after which period it requested, and was granted, an additional 180-calendar-day grace period to regain compliance.  In order for the common stock to continue to be listed on Nasdaq, the Company must regain compliance with Nasdaq’s $1.00 minimum bid price requirement for a minimum of 10 consecutive business days prior to March 11, 2019. The Company may timely request a hearing before a Nasdaq Hearings Panel, which hearing will stay any suspension or delisting action pending the issuance of the decision of the Nasdaq Hearings Panel following the hearing and the expiration of any additional extension granted by the Nasdaq Hearings Panel.

The Board believes that maintaining the listing of the common stock on Nasdaq is in the best interests of the Company and its stockholders. If the common stock were delisted from Nasdaq, the Board believes that the liquidity in the trading market for the common stock could be significantly decreased, which could reduce the trading price. If the reverse stock split is approved by our stockholders and implemented by the Board, we expect to satisfy the $1.00 per share minimum bid price requirement for continued listing. However, despite the approval of the reverse stock split by our stockholders and the implementation by the Board, there is no assurance that the reverse stock split will result in our meeting the $1.00 minimum bid price requirement and the common stock could be delisted from Nasdaq due to our failure to comply with the minimum bid price requirement or other Nasdaq Listing Rules.

The Board further believes that an increased stock price may encourage investor interest and improve the marketability of the common stock to a broader range of investors. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of the common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were substantially higher. This factor may also limit the willingness of institutions to purchase our stock. The Board believes that the anticipated higher market price resulting from a reverse stock split could enable institutional investors and brokerage firms with such policies and practices to invest in the common stock.

Another reason for the reverse stock split is to provide the Company with the ability to support its present capital needs and future anticipated growth. Because the Company’s common stock is listed on Nasdaq, the Company can utilize a Form S-3 to register the sale of securities pursuant to General Instruction I.B.6 of Form S-3 (a so-called “baby shelf”). The Company currently has registered the sale from time to time of shares pursuant to its at-the-market offering program. If the Company’s common stock were delisted from Nasdaq, the Company could no longer sell shares through its at-the-market offering program, and the Company anticipates that it would have to seek to raise capital through alternative sources that would likely result in higher dilution to the Company’s existing stockholders, if any alternative sources of capital were available at all.

Also, as discussed below under the caption “Effects on Authorized but Unissued Shares,” the reverse stock split will have the effect of increasing the number of authorized but unissued shares of common stock in proportion to the number of outstanding shares of common stock. The availability of additional shares of common stock would provide the Company with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings, mergers or other business combinations, asset acquisitions, stock dividends, stock splits and other corporate purposes, although the Company has no agreements or plans for any of the foregoing. The Company could undertake certain of the foregoing actions without the delay and expense associated with holding a special meeting of stockholders to obtain stockholder approval each time such an opportunity arises that would require the issuance of shares of common stock.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1-for-5 and not more than 1-for-50, as determined by the Board in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors including:

•our ability to continue the common stock’s listing on Nasdaq;

•the projected impact of the selected reverse stock split ratio on trading liquidity;

•the price requirements of some institutional investors, which limit their ability to own lower-priced stocks;

•general economic, market and other related conditions prevailing in our industry and in the marketplace;

•our capitalization (including the number of shares of common stock issued and outstanding);

•the prevailing trading price for common stock and the volume level thereof; and

•potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in price of common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if the Board decides to implement a 1-for-5 reverse stock split of common stock, then a stockholder holding 10,000 shares of common stock before the reverse stock split would instead hold 2,000 shares of common stock immediately after the reverse stock split. Each stockholder’s proportionate ownership of outstanding shares of common stock would remain the same, except that stockholders that would otherwise receive fractional shares as a result of the reverse stock split will receive cash payments in lieu of fractional shares.

The following table illustrates the effects of the reverse stock split at certain exchange ratios within the 1-for-5 to 1-for-50 range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of February 1, 2019:

	Before Reverse Stock Split	After Reverse Stock Split
		1-for-5	1-for-10	1-for-25	1-for-50
Common Stock Authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Common Stock Outstanding	73,827,399	14,765,480	7,382,740	2,953,096	1,476,548
Treasury Stock Outstanding	8,025	1,605	803	321	161
Common Stock Underlying Options and Warrants	1,713,807	342,761	171,381	68,552	34,276
Common Stock Available for Grant under Company Stock Plans	13,905	2,781	1,391	556	278
Total Common Stock Authorized but Unreserved	24,436,864	84,887,373	92,443,685	96,977,475	98,488,737

Because no fractional shares will be issued, holders of common stock could be eliminated in the event that the proposed reverse stock split is implemented. However, the Board does not intend to use the reverse stock split as a part of or a first step in a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by the Company to take itself private as of the date of this proxy statement. As of February 6, 2019, we had approximately 116 record holders who held fewer than 50 shares of common stock, out of a total of approximately 406 record holders. Therefore, we believe that a reverse stock split, even if approved and implemented at a ratio of 1-for-50, would have no significant effect on the number of record holders of common stock.

Effects on Authorized but Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock in proportion to the number of outstanding shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 100,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

The Board believes that the Company will need to raise additional capital in order to continue its operations through 2019 and is contemplating various alternatives to raise capital, including a potential registered direct offering or private placement of shares of common stock, continued sales of shares through the Company’s at-the-market offering program, and a possible subscription rights offering to the Company’s stockholders. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. We frequently review opportunities for the acquisition of additional assets (none of which are currently definitive), but other than such opportunities, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of the common stock.

Although we expect that the reverse stock split will result in an increase in the market price of the common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price. Accordingly, the total market capitalization of the common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

The effect the reverse stock split may have upon the market price of the common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of the common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the reverse stock split is implemented and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

The reverse stock split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The reverse stock split may not generate additional investor interest.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the common stock may not necessarily improve.

The reduced number of issued shares of common stock resulting from a reverse stock split could adversely affect the liquidity of the common stock.

Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the market price of common stock could encourage interest in the common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, even if the reverse stock split is implemented and we meet the minimum bid price requirement, the common stock may still be delisted if we are unable to satisfy the other requirements for continued listing of the common stock on Nasdaq.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized common stock at 100,000,000 after the reverse stock split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of the Company. Shares of common stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would give the Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the Nasdaq rules. The Certificate of Amendment is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor does the Board have any present intent to use the authorized but unissued common stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder's percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. The Board intends to take these factors into account before authorizing any new issuance of shares.

Effect on Fractional Stockholders

No fractional shares of common stock will be issued in connection with the reverse stock split. If as a result of the reverse stock split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on Nasdaq on the trading day immediately preceding the effective time of the reverse stock split (as adjusted to give effect to the reverse stock split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefor.

If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the reverse stock split. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Beneficial Stockholders

If you hold shares of common stock in “street name” through a broker, bank or other holder of record, we will treat your common stock in the same manner as stockholders whose shares are registered in their own names. Brokers, banks and other holders of record will be instructed to effect the reverse stock split for their customers holding common stock in street name. However, these brokers, banks or other holders of record may have different procedures for processing a reverse stock split. If you hold shares of common stock in street name, we encourage you to contact your broker, bank or other holder of record.

Registered “Book-Entry” Holders of Common Stock

If you hold shares of common stock electronically in book-entry form with our transfer agent, you do not currently have and will not be issued stock certificates evidencing your ownership after the reverse stock split, and you do not need to take action to receive post-reverse stock split shares. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to you indicating the number of shares of common stock held following the reverse stock split.

If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Effect on Fractional Stockholders.”

Effect on Registered Stockholders Holding Certificates

As soon as practicable after the reverse stock split, our transfer agent will mail transmittal letters to each stockholder holding shares of common stock in certificated form. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his or her Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Effect on Fractional Stockholders.”

Effect on Outstanding Options, Restricted Stock Units, Performance Shares and Warrants

Upon a reverse stock split, all outstanding options, restricted stock units, performance shares, warrants and future or contingent rights to acquire common stock will be adjusted to reflect the reverse stock split. With respect to all outstanding options, restricted stock units, performance shares and warrants to purchase or receive common stock, the number of shares of common stock that such holders may purchase upon exercise or receive upon vesting of such options, restricted stock units, performance shares or warrants will decrease, and the exercise prices of such options or warrants will increase, in proportion to the fraction by which the number of shares of common stock underlying such options, restricted stock units, performance shares and warrants are reduced as a result of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and equity incentive plans would be reduced proportionally based on the ratio of the reverse stock split.

Procedure for Effecting the Reverse Stock Split

If our stockholders approve this proposal, and the Board elects to effect the reverse stock split, we will effect the reverse stock split by filing the Certificate of Amendment (as completed to reflect the reverse stock split ratio as determined by the Board, in its discretion, within the range of not less than 1-for-5 and not more than 1-for-50) with the Secretary of State of the State of Delaware. The reverse stock split will become effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the reverse stock split will occur automatically, at the time of the filing of the Certificate of Amendment (referred to as the “effective time”), without any action on the part of our stockholders and without regard to the date that stock certificates representing any certificated shares prior to the reverse stock split are physically surrendered for new stock certificates. Beginning at the effective time, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the reverse stock split. By voting in favor of the reverse stock split, you are expressly also authorizing the Board to delay (until August 30, 2019) or abandon the reverse stock split. If the Certificate of Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on August 30, 2019, the Board will abandon the reverse stock split.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until they receive a letter of transmittal from our transfer agent.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the reverse stock split. It addresses only stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

A stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

A holder of the pre-reverse stock split shares who receives cash will generally be treated as having exchanged a fractional share interest for cash in a redemption by us. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of the pre-reverse stock split shares allocated to the fractional share interest and the cash received.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Accounting Matters

The par value of the common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Effectiveness of the Certificate of Amendment

If our stockholders adopt and approve the Certificate of Amendment, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware only if we believe there is no other option to regain compliance with Nasdaq Listing Rule 5550(a)(2), which may be shortly after the Annual Meeting.  The Certificate of Amendment would become effective upon its filing with the Secretary of State of the State of Delaware or at such other time specified in the Certificate of Amendment.  The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT.

PROPOSAL 2

AMENDMENT TO OUR 2013 OMNIBUS INCENTIVE PLAN

The Westwater Resources, Inc. 2013 Omnibus Incentive Plan (the “2013 OIP”) is the sole active plan that provides for equity incentive compensation to our eligible officers, employees and non-employee directors. The Board believes that the 2013 OIP is in the best interests of the Company and our stockholders, as equity awards help to attract, retain and motivate the directors, officers and employees of the Company to achieve long-term performance goals and enable them to participate in the long-term growth of the Company.

Stockholders originally approved the 2013 OIP at our June 4, 2013 annual meeting of stockholders, authorizing the issuance of up to 83,333 shares of our common stock, plus (y) the number of shares available for awards under our prior equity plans as of June 4, 2013, plus (z) the number of shares related to awards outstanding under our prior equity plans as of June 4, 2013, which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares.

On July 18, 2017, our stockholders approved an amendment to the 2013 OIP to increase the authorized number of shares of common stock available and reserved for issuance under such plan by one million shares, and to re-approve the material terms of the performance goals under such plan.

On February 14, 2019, our Board approved, subject to stockholder approval at the Annual Meeting, an amendment to the 2013 OIP to authorize 3,300,000 additional shares for issuance under the 2013 OIP. This amount represents less than 5% of outstanding shares and, as such, represents minimal risk of dilution or overhang. Our Board also approved, subject to stockholder approval at the Annual Meeting, amendments to the limitations on the number of shares that may be issued to individual recipients in any calendar year, as discussed further herein.

Our Board and its Compensation Committee believe that stock-based awards are important in recruiting and retaining highly qualified officers, employees and non-employee directors. The 2013 OIP, as proposed to be amended, will allow the Company to continue to grant stock-based awards over the next several years and will continue to permit us the flexibility to determine the types and specific terms of awards made to participants. This flexibility allows us to make future awards based on our objectives of aligning compensation with stockholder value.

The following table summarizes the number of shares of common stock subject to outstanding stock-based awards under the 2013 OIP and our prior equity plans, along with the shares remaining available for issuance under the 2013 OIP, in each case as of December 31, 2018:

	Numbers of Shares	As a % of Common Stock Outstanding (1)
Stock options outstanding (2)	958,489	1.33%
Restricted stock units outstanding	112,978	0.16%
Restricted stock awards outstanding	—	—
Shares available for grant	13,905	0.02%

_________________________

(1) Based on 71,827,743 shares outstanding as of December 31, 2018.

(2) The weighted average exercise price of the outstanding stock options as of December 31, 2018 was approximately $1.60 per share. Excludes 25,271 replacement options issued to the former option holders of Anatolia Energy Limited upon the Company’s acquisition of Anatolia Energy on November 9, 2015, and also excludes 289,600 replacement options issued to former option holders of Alabama Graphite Corp. upon the Company’s acquisition of Alabama Graphite on April 23, 2018.

Upon stockholder approval of the amendment to the 2013 OIP, it will become effective. If the stockholders do not approve the amendment to the 2013 OIP, it will not become effective, the existing 2013 OIP will continue in effect, and we may continue to grant awards under the existing 2013 OIP, subject to its terms, conditions and limitations.

On July 19, 2018, the Compensation Committee issued to the NEOs and certain other members of management long-term incentive (“LTI”) awards in the form of 10-year stock options.  The issuance of the LTI awards occurred midway through fiscal year 2018 following the Company’s acquisition of Alabama Graphite Corp.  Given the significance of the acquisition, including very challenging long-term post-closing integration requirements, the Compensation Committee retained Meridian Compensation Partners (“Meridian”) in March 2018 to review our historical LTI program.  Meridian provided analysis to the Compensation Committee regarding alternatives to make the program more competitive as an incentive and retention tool, consistent with market practices.  Based upon input from Meridian and the Company’s need to quickly align management incentives with stockholder interests following the acquisition, the Committee decided to grant 10-year LTI equity options in two parts: approximately 29% of the options vested immediately, and the remaining options vest only upon stockholder approval of this proposal to increase the number of shares authorized for issuance under the 2013 OIP.  If the stockholders do not approve this proposal, those contingent options will lapse.

Our executive officers and directors have an interest in this proposal as they would be eligible to receive awards under the amended 2013 OIP.

A copy of the proposed amendment is attached to this proxy statement as Appendix B, and a full copy of the 2013 OIP as amended is attached hereto as Appendix C.

The Board recommends a vote “FOR” the approval of the amendment to the 2013 OIP.

Reasons for Approval

The spot price of uranium has declined significantly over the last several years, from approximately $39.60/lb in June 2013 to less than $18/lb. in the fall of 2017, and rebounding to only $28.50/lb. at the end of 2018. Prices at this low level have not been seen by the industry in decades. Like many uranium companies, we have experienced a sharp decline in the value of our common stock, from $36.00 per share at the time of stockholder approval of the 2013 OIP in June 2013 to $0.14 as of February 1, 2019.

While we have made strides to better position the Company for growth and future success the past several years, including by embarking on a growth strategy in the lithium and battery graphite industries, we are committed to further improving the Company’s performance, and significant continued effort, focus and dedication will be necessary from our management and employees to do so. We believe it will be critical to our future success that we take steps to maintain the competitiveness of our incentive pay programs and that we continue to tightly align these incentive opportunities with the interests of our stockholders.

To achieve these critical objectives, as discussed more fully below, we are seeking additional shares for issuance under the 2013 OIP and modification of certain issuance limitations thereunder.

Retaining and Attracting Employees

Our ability to recruit, retain, reward and motivate employees and officers depends in part on our ability to offer competitive equity compensation. We believe we would be at a competitive disadvantage if we could not continue to use stock-based awards to recruit and compensate these individuals.

We have continued to face industry and economic headwinds and experienced challenges relating to our market capitalization. Given our stock price and market capitalization, delivering competitive compensation to our employees will require granting more shares as compared to our prior practice and grants made by our peer companies with higher stock values. Despite the resulting additional dilution, we believe that it is critical that we continue to retain our employees by delivering competitive levels of equity compensation.

By approving the amendment to the 2013 OIP, based on our current stock price, we anticipate we could deliver competitive equity compensation and grant stock-based awards for the next several years.

Aligning our Employees’ Interests with our Stockholders

We believe that the use of stock-based awards as part of our compensation program is important to our continued success because it fosters a pay for performance culture, which is an important element of our overall compensation program. We believe stock-based compensation motivates employees to create stockholder value because the value employees realize from stock-based compensation is directly aligned with creation of stockholder value as reflected by the share price of the Company.

As discussed above, we believe that stock-based compensation aligns the goals and objectives of our employees with the interests of our stockholders and promotes a focus on long-term value creation. This long-term alignment between our employees and the interests of our stockholders is critical as our management strives to execute on our vision and growth plans. Stock-based awards that are subject to time- or performance-based vesting are designed to help retain our management and employees during this period of development and will motivate them to attain our potential.

Given our stock price, all of our outstanding stock options are significantly underwater, meaning they have an exercise price greater than $0.14 per share (the closing price of our common stock on February 1, 2019). Stock option awards that are significantly underwater no longer have the same retentive or incentive capacity, making our ability to grant new stock awards at current stock prices even more important. In addition, the value of unvested restricted stock and restricted stock units has declined significantly from the time of grant.

If we do not have the flexibility to grant stock-based awards made available by the increased reserve under the amendment to the 2013 OIP, we will need to increase the cash component of our employees’ compensation in order to remain market competitive. Increasing cash compensation would increase our cash compensation expense and would divert cash that could otherwise be invested in the Company’s business.

We are requesting approval of the amendment to the 2013 OIP in order to continue to recruit and retain the key employee talent that is vital to the execution of our vision and growth plans and to continue to tightly align compensation opportunities with the creation of stockholder value.

Corporate Governance Considerations

As discussed in more detail below, our 2013 OIP includes provisions designed to serve stockholders’ interests and promote effective corporate governance, including the following:

•No “Evergreen Provision.” The 2013 OIP specifies a fixed number of shares available for future grants and does not provide for any automatic increase based on the number of outstanding shares of our common stock.

•No Discounted Awards. The 2013 OIP prohibits the granting of stock options and stock appreciation rights with an exercise or grant price that is less than the fair market value of our common stock on the date.

•No Re-pricing without Stockholder Approval. The 2013 OIP prohibits the re-pricing of stock options and stock appreciation rights, without first obtaining the approval of our stockholders.

Background for Approval of Additional Shares

As of December 31, 2018, we had 13,905 shares available for issuance of future stock-based awards under the 2013 OIP. In setting and recommending to stockholders the additional number of shares to be authorized for issuance under the 2013 OIP, as amended, the Board considered the following information:

•The Company has not awarded significant equity over the last three years:

Fiscal Year	Options Granted	RSUs Granted	Restricted Stock Granted	Total	% of Weighted Average Number of Shares Outstanding During Year
2018	448,689	—	—	448,689	0.97%
2017	189,164	304,064	—	493,228	1.99%
2016	—	—	—	—	0.00%

•If we do not increase the shares available for issuance under our 2013 OIP, based on the market price of our common stock, we would expect to exhaust the share reserve under our 2013 OIP such that there will not be enough shares for meaningful equity compensation in fiscal 2019, and we would thus lose an important compensation tool aligned with stockholder interests to attract, motivate and retain employees.

•If approved, the issuance of the additional shares to be reserved under the 2013 OIP, as amended, would dilute the holdings of stockholders by an additional 4.47% on a fully-diluted basis, based on the 73,827,399 shares of our common stock outstanding as of February 1, 2019.

•In light of the factors described above, our Board believes the additional authorized shares being requested under the amendment to the 2013 OIP represents reasonable potential equity dilution and provides significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all stockholders.

The major features of the 2013 OIP, as proposed to be amended, are summarized below.

Background for Modification of Issuance Limitations

Section 6.2 of the 2013 OIP currently sets certain limitations on the number of awards that may be granted to individual award recipients in a calendar year. In particular:

•the maximum number of shares subject to options or stock appreciation rights that may be granted under the 2013 OIP in a calendar year to any eligible person is 200,000 shares;

•the maximum number of shares that may be granted under the 2013 OIP, other than pursuant to options or stock appreciation rights, in a calendar year to any eligible person is 200,000 shares; and

•the maximum amount that may be paid as a cash-settled performance-based award for a performance period of 12 months or less to any eligible person is $400,000 and the maximum amount that may be paid as a cash-settled performance-based award for a performance period of greater than 12 months to any eligible person is also $400,000.

While the Board believes that the cash-settled performance-based award limitations remain appropriate, the Board also believes that the decrease in the Company’s stock price has resulted in the share limitations being too restrictive for the 2013 OIP to remain an effective compensatory tool. For example, 200,000 shares of restricted stock were worth $316,000 at the time of the Company’s 2017 annual meeting of stockholders (based on a closing price of $1.58 per share on July 18, 2017), while 200,000 shares of restricted stock were worth only $28,000 as of February 1, 2019 (based on a closing price of $0.14 per share).

Description of the 2013 Omnibus Incentive Plan

Including the proposed amendment, the following is a general description of the material features of the 2013 OIP and its operation. A copy of the 2013 OIP is attached as Appendix C to this Proxy Statement. The description below is qualified in its entirety by the detailed provisions of the 2013 OIP, which are set forth in Appendix C, and the proposed amendment, which is set forth in Appendix B. Because participation in and the types of award to be granted under the 2013 OIP are subject to the discretion of our Compensation Committee, the benefits or amounts that will be received by any participant or group of participants are not currently determinable.

Eligibility

All of our officers, directors and employees, and the officers, directors and employees of our subsidiaries and affiliates, are eligible to receive awards under the 2013 OIP. In addition, consultants, advisers and certain other individuals whose participation in the 2013 OIP is determined to be in the best interests of the Company by the Compensation Committee may participate. Incentive share options, however, are available only to our employees. As of December 31, 2018, we estimate that approximately 12 individuals were eligible to receive awards under the 2013 OIP.

Administration of the 2013 OIP

The 2013 OIP is administered by our Compensation Committee, and our Compensation Committee determines all terms of awards under the 2013 OIP. Each member of our Compensation Committee is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Our Compensation Committee also determines who will receive awards under the 2013 OIP, the types of award and their terms and conditions and the number of shares of common stock subject to awards, if an award is equity-based. Our Compensation Committee also interprets the provisions of the 2013 OIP. During any period of time in which we do not have a Compensation Committee, the 2013 OIP will be administered by the Board of Directors or another committee appointed by the Board of Directors. References herein to our Compensation Committee include a reference to the Board of Directors or another committee appointed by the Board of Directors for those periods in which the Board of Directors or such other committee appointed by the Board of Directors is acting.

Stock Authorization

The maximum number of shares of common stock available for awards under the 2013 OIP is equal to the sum of (x) 4,383,333 shares (including the additional 3,300,000 shares subject to the amendment), plus (y) the number of shares available for awards under our prior equity plans as of June 4, 2013, plus (z) the number of shares related to awards outstanding under our prior equity plans as of June 4, 2013, which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares. In connection with stock splits (including the reverse stock split which is the subject of Proposal 1), distributions, recapitalizations and certain other events, the Board of Directors will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2013 OIP and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of the 2013 OIP. However, the number of shares of common stock available for issuance under the 2013 OIP will not be increased by the number of shares of common stock (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option, (ii) deducted or delivered from payment of an award in connection with our tax withholding obligations, or (iii) purchased by us with the proceeds from option exercises.

The maximum number of shares of common stock subject to options or stock appreciation rights that can be issued under the 2013 OIP to any person is 200,000 shares in any single calendar year, which limitation would increase to 2,000,000 shares pursuant to the amendment. The maximum number of shares that can be issued under the 2013 OIP to any person other than pursuant to an option or stock appreciation right is 200,000 shares in any single calendar year, which limitation would increase to 2,000,000 shares pursuant to the amendment. The maximum amount that may be paid as a cash-settled performance-based award for a performance period of twelve months or less to any person eligible for an award is $400,000 and the maximum amount that may be paid as a cash-settled performance-based award for a performance period of greater than twelve months to any person eligible for an award is also $400,000.

Share Usage

Each share subject to an award, including through dividend reinvestment rights, is counted against the share issuance limit on a one-for-one basis. The number of shares subject to a stock appreciation right is also counted against the share issuance limit on a one-for-one basis, regardless of the number of shares actually issued to settle the stock appreciation right. An award that, by its terms, cannot be settled in shares of stock will not count against the share issuance limit.

No Repricing

Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or stock appreciation right or would replace any stock option or stock appreciation right with an exercise price above the current market price with cash or another security, in each case without the approval of our stockholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Internal Revenue Code).

Options

The 2013 OIP authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code) and options that do not qualify as incentive stock options. The exercise price of each option is determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted. If we were to grant incentive stock options to any stockholder owning more than 10% of our common stock (a “10% stockholder”), the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant.

The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by our Compensation Committee.

The exercise price for any option or the purchase price for shares of restricted stock is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised or the date shares are tendered to satisfy the purchase price, of the exercise or purchase price, (iii) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

Stock Awards

The 2013 OIP also provides for the grant of stock awards, which includes restricted stock, unrestricted stock and stock units. An award of shares of common stock may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of stock, except that the Board of Directors may require any dividends to be reinvested in shares of stock. A participant who receives stock units will have no such rights. During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her shares of award stock.

Stock Appreciation Rights

The 2013 OIP authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the fair market value of shares of our common stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed 10 years from the date of grant.

Performance Based-Awards

The 2013 OIP also authorizes our Compensation Committee to grant performance-based awards. Performance-based awards are awards of options, stock appreciation rights, restricted stock, stock units, other equity-based awards or cash that are made subject to the achievement of performance goals over a performance period specified by our Compensation Committee. Our Compensation Committee determines the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to our financial performance, the participant’s performance or such other criteria as determined by our Compensation Committee.

Dividend Equivalents

Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock or a combination of the two. Our Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with an option or stock appreciation right.

Other Equity-Based Awards

Our Compensation Committee may grant other types of stock-based awards under the 2013 OIP. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. Any dividends paid on equity-based awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals are achieved. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee.

Recoupment

Award agreements for awards granted pursuant to the 2013 OIP provide for mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in the 2013 OIP, applicable award agreement, or any other agreement between us and the grantee. Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback or recoupment right we may have or to the extent any law, rule or regulation imposes mandatory recoupment.

Change in Control

If the Company experiences a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (i) except for performance-based awards, all shares of restricted stock and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; and (ii) either or both of the following actions will be taken: (a) all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the completion of the change in control, or (b) the Compensation Committee may elect, in its sole discretion to cash out all options, stock appreciation rights, restricted stock and stock units before the change in control for an amount equal to, in the case of restricted stock or stock units, the formula or fixed price per share paid to stockholders pursuant to the change in control, in the case of options or stock appreciation rights, such formula or fixed price reduced by the option price or stock appreciation right price applicable to the award. In the case of performance-based awards denominated in shares of common stock, if more than half of the performance period has lapsed, the awards will be converted into shares of restricted stock or stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into shares of restricted stock or stock units assuming target performance has been achieved.

A change in control under the 2013 OIP occurs if:

•a person, entity or affiliated group (with certain exceptions, including for certain existing stockholders) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

•individuals who constitute the Board cease for any reason to constitute a majority of the Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose;

•the Company consolidates or merges with or into any other entity, or any other entity consolidates or merges with us, other than any such transaction in which the 100% of the total combined voting power of our outstanding securities remains with the holders of securities who held such voting power immediately prior to such transaction; or

•the Company sells or disposes of all or substantially all of its assets.

Adjustments for Stock Dividends and Similar Events

The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2013 OIP, including the individual limitations on awards, to reflect stock splits and other similar events.

Amendment or Termination

The Board of Directors may amend, suspend or terminate the 2013 OIP at any time; provided that no amendment, suspension or termination may adversely impair the benefits of participants with outstanding awards without the participants’ consent or violate our plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the 2013 OIP. The 2013 OIP has a term that expires ten years after stockholder approval of the plan, but it may be earlier terminated by the Board of Directors at any time.

Equity Compensation Plan Information

The table appearing on page 20 provides information as of December 31, 2018 with respect to the shares of the Company’s common stock that may be issued under the equity compensation plans of the Company.  Our only active equity plan is our 2013 OIP.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse, and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2013 OIP. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2013 OIP. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. We will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE WESTWATER RESOURCES, INC. 2013 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 3,300,000 SHARES, ALONG WITH THE MODIFICATION TO THE ISSUANCE LIMITATIONS DESCRIBED HEREIN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2018 with respect to the shares of common stock that may be issued under our equity compensation plans.

Plan Category	Number of shares issuable under outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders (1)(2)(3)	756,596	$1.17	(4)	13,905

____________________________

(1)Includes the 2013 OIP, Amended and Restated 2004 Directors’ Stock Option and Restricted Stock Plan and the 2004 Stock Incentive Plan. The 2013 OIP is the only equity compensation plan under which the Company currently issues equity awards. As of June 4, 2013, the 2013 OIP superseded all prior plans.

(2)Upon completion of the Anatolia Energy transaction, the Company assumed Anatolia Energy’s stock-compensation plans. The Company will make no further issuances or grants under the Anatolia Energy plans. At December 31, 2018, there were 25,271 shares underlying exercisable options with a weighted-average exercise price of $13.41.

(3) Upon completion of the Alabama Graphite transaction, the Company assumed Alabama Graphite’s stock-compensation plans. The Company will make no further issuances or grants under the Alabama Graphite plans. At December 31, 2018, there were 289,600 shares underlying exercisable options with a weighted-average exercise price of $1.61.

(4)Weighted average exercise price of outstanding options only.

PROPOSAL 3

ELECTION OF DIRECTORS

The Board has nominated five directors for election at the Annual Meeting. The directors will hold office from election until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently directors and, with the exception of Karli S. Anderson, were elected by the stockholders at the 2018 Annual Meeting. The Board of Directors elected Karli S. Anderson to serve as an independent director of the Company, effective September 26, 2018.

If your proxy is properly completed and received in time for the Annual Meeting, and if your proxy does not indicate otherwise, the represented shares will be voted “FOR” each of the directors presented below. We have no reason to believe that any of the nominees for director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.

The paragraphs below describe each nominee’s individual management and leadership experience for at least the last five years, which the Company believes, in the aggregate, creates a well-rounded and capable Board of Directors and contributes to the overall effectiveness of our Board and each of its Committees. Each nominee is an incumbent director. Each nominee consents to being named herein and to serve on the Board if elected. There are no family relationships among any director, executive officer or any person nominated or chosen by us to become a director.

Following each nominee’s biography below, we have highlighted certain notable skills and qualifications that contributed to his or her selection as a member of our Board of Directors.

Name	Age	Director Since	Primary Occupation
Terence J. Cryan	56	2017; 2006-2016	Chairman of the Board, Westwater Resources, Inc. and Co-Founder, Concert Energy Partners
Christopher M. Jones	60	2013	President and Chief Executive Officer, Westwater Resources, Inc.
Marvin K. Kaiser	77	2007	Founder, Whippoorwill Consulting LLC
Tracy D. Pagliara	56	2017	President & CEO of Williams Industrial Services Group, Inc.
Karli S. Anderson	45	2018	General Partner, Carteggi Holdings

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

Directors

Terence J. Cryan
Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee

Terence J. Cryan rejoined the Westwater Board as its Chairman in August 2017. He previously served as a director from October 2006 to March 2016, served as Westwater’s Interim President and Chief Executive Officer from September 2012 to March 2013, and served as Chairman of the Board from June 2014 through March 2016. Mr. Cryan is also Chairman of the Board of Ocean Power Technologies, Inc. where he has served as a director since October 2012.

Mr. Cryan served as President and Chief Executive Officer of Global Power Equipment Group Inc. from March 2015 until July 2017. Previously, Mr. Cryan served as Co-founder and Managing Director of Concert Energy Partners, an investment and private equity firm based in New York City, from 2001 until 2015. Prior to that, Mr. Cryan was a Senior Managing Director in the Investment Banking Division at Bear Stearns. Additionally, Mr. Cryan was a Managing Director, Head of the Energy and Natural Resources Group and member of the Investment Banking Operating Committee at Paine Webber which he joined following its acquisition of Kidder, Peabody in 1994. From 2007 to 2010, Mr. Cryan also served as President and Chief Executive Officer of Medical Acoustics LLC.

Mr. Cryan served as a Director on the Board of Global Power Equipment Group Inc. from January 2008 until July 2017. Mr. Cryan was previously a Director on the Board of Superior Drilling Products, Inc. from June 2014 to December 2016. He was also previously a director of The Providence Service Corporation from May 2009 to May 2011 and Gryphon Gold Corporation from August 2009 to December 2012. Mr. Cryan has also been an adjunct professor at the Metropolitan College of New York Graduate School of Business and is a frequent speaker at finance and energy & natural resources industry gatherings. Mr. Cryan received a Master of Science degree in Economics from the London School of Economics in 1984 and a Bachelor of Arts degree in Economics from Tufts University in 1983. Mr. Cryan is a Board Leadership Fellow and member of the National Association of Corporate Directors.

Mr. Cryan’s extensive financial industry experience and educational background in economics provide him with a wealth of knowledge in dealing with financial, accounting and regulatory matters. Mr. Cryan’s prior professional experience also permits him to provide valuable advice to the Company with respect to potential capital raising and merger and acquisition transactions, and his prior Board service and service as Interim President and Chief Executive Officer of the Company provides him a deep understanding of the operations of the Company.

Christopher M. Jones
President and Chief Executive Officer
Chairman of the Health, Safety and Environment Committee

Christopher M. Jones has served as President and Chief Executive Officer and a director since April 2013 and served as the interim Chairman of the Board from March 2016 to August 2017. Mr. Jones has more than 30 years’ experience in the mining industry and was most recently President, Chief Executive Officer and a director of Wildcat Silver Corporation from August 2008 to May 2012, where he and his team effectively doubled the size of Wildcat Silver’s resources twice using proven metallurgical technologies. Prior to that, Mr. Jones was the Chief Operating Officer and the Mining General Manger at Albian Sands Energy from April 2004 to June 2008. Mr. Jones also held management positions at RAG Coal West Inc., Phelps Dodge Sierrita Corp. and Cyprus Amax Coal Company. He is a member of the American Institute of Mining, Metallurgical, and Petroleum Engineers and is a Professional Engineer registered in Utah and Alberta as well as a member of the National Association of Corporate Directors. Mr. Jones received a Bachelor of Science degree in Mining Engineering at the South Dakota School of Mines and a Master of Business Administration degree from Colorado State University.

Mr. Jones has extensive executive and leadership experience as a result of his prior employment in management roles at other companies within the mining industry, which enables him to provide valuable counsel to Westwater on issues of strategic planning and corporate governance. In addition, Mr. Jones has a history of leading various mining and production operations, as well as exploration and development projects, which will be useful to the Company in its efforts to develop its asset base in New Mexico, Nevada, Utah and the Republic of Turkey and position its South Texas operations for a return to production.

Marvin K. Kaiser
Chairman of the Audit Committee and Member of the Compensation Committee and the Nominating and Corporate Governance Committee

Marvin K. Kaiser has served as a director since July 2007 and is Chairman of the Audit Committee. Since 2006, Mr. Kaiser has owned Whippoorwill Consulting LLC, a consulting practice specializing in the natural resource industry. In February 2006, Mr. Kaiser retired from The Doe Run Company, a privately held natural resources company and the largest integrated lead producer in the Western Hemisphere, where he served as Executive Vice President and Chief Administrative Officer. Prior to his thirteen years with Doe Run, Mr. Kaiser held the positions of Chief Financial Officer for Amax Gold, Olympic Mining Corporation and Ranchers Exploration at various times over a 24-year period. Mr. Kaiser graduated from Southern Illinois University with a Bachelor of Science degree in Accounting in 1963. He is a Certified Public Accountant and is experienced in all aspects of corporate finance and management. Mr. Kaiser currently serves as a director of Aurania Resources Ltd. Mr. Kaiser previously served as a director of New West Gold Corporation from May 2006 through September 2007, Constellation Copper Corporation from August 2006 through December 2008, El Capitan Precious Metals Inc. from September 2007 through April 2009, Gryphon Gold Corporation from November 2008 to December 2013, and Brigus Gold Corp. (formerly named Apollo Gold Corporation) from May 2006 to March 2014.

Mr. Kaiser’s qualifications include over 40 years in the mining and exploration industries. In addition, Mr. Kaiser’s background in accounting and his prior experience serving on the audit committees of other public companies make him a valuable advisor to the Company on financial and accounting issues and uniquely qualify him to serve as Westwaters’s Audit Committee financial expert.

Tracy D. Pagliara
Member of the Audit, Compensation and Nominating and Corporate Governance Committees

Tracy D. Pagliara has served as a director since July 2017. Since April 2018, Mr. Pagliara has been serving as CEO of Williams Industrial Services Group Inc. (f/k/a Global Power Equipment Group, Inc.), a publicly traded provider of construction and maintenance services to the power, energy and industrial customers (“Williams”).  From July 2017 to April 2018, Mr. Pagliara served as Co-President and Co-CEO of Williams.  Mr. Pagliara joined Williams in April 2010 as General Counsel, Secretary and Vice President, Business Development and served in multiple other positions of increasing responsibility, including Senior Vice President, Administration, prior to his appointment as Co-President and Co-CEO in July 2017. Prior to joining Williams in April 2010, Mr. Pagliara served as the Chief Legal Officer of Gardner Denver, Inc., a leading global manufacturer of highly engineered compressors, blowers, pumps and other fluid transfer equipment, from August 2000 through August 2008. He also had responsibility for other roles during his tenure with Gardner Denver, including Executive Vice President of Administration, Chief Compliance Officer, and Corporate Secretary. Prior to joining Gardner Denver, Mr. Pagliara held positions of increasing responsibility in the legal departments of Verizon Communications/GTE Corporation from August 1996 to August 2000 and Kellwood Company from May 1993 to August 1996, ultimately serving in the role of Assistant General Counsel for each company. Mr. Pagliara has a B.S. in Accounting and a J.D. from the University of Illinois. He is a member of the Missouri and Illinois State Bars and a Certified Public Accountant.

Mr. Pagliara brings to the Board extensive experience advising public companies and companies in the energy industry, in addition to companies with similar capital needs to Westwater. Mr. Pagliara’s background in accounting will also permit him to contribute substantially as a member of the Audit Committee.

Karli S. Anderson
Chairman of the Compensation Committee and Member of the Health, Safety and Environment Committee

Karli S. Anderson is a General Partner of Carteggi Holdings and a Board Member of the Women’s Mining Coalition. She previously served as Vice President, Investor Relations for Royal Gold, Inc., a precious metals stream and royalty company engaged in the acquisition and management of precious metal streams, royalties, and similar production-based interests with over 190 properties on six continents. Previously, from 2010 to 2013, Ms. Anderson was a Senior Director of Investor Relations for Newmont Mining Corporation, one of the world’s largest gold producers. From 2012 to 2018, Ms. Anderson served as Chairman of the Board of the Denver Gold Group, an organization representing seven-eighths of the world’s publicly traded gold and silver companies.  Ms. Anderson holds a Bachelor’s Degree in telecommunications from Ohio University, a Masters of Business Administration (finance) from the Wharton School at the University of

Pennsylvania and is in the process of completing her Master’s Degree in Professional Accounting from Colorado State University. Ms. Anderson is a Governance Fellow and member of the National Association of Corporate Directors.

Ms. Anderson’s insights and guidance, her wealth of experience in the mining industry, as well as her advocacy towards greater corporate governance within the investment community, will continue to be critical assets to Westwater.

CORPORATE GOVERNANCE

Board of Directors

The Company’s business and affairs are overseen by the Board pursuant to the Delaware General Corporation Law and the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”). Members of the Board are kept informed of the Company’s business through discussions with the Chairman and key members of management, by reviewing materials provided to them and by participating in Board and Committee meetings. All members of the Board are elected annually by the stockholders.

Regular attendance at Board meetings and the Annual Meeting is expected of each director. Our Board held 12 meetings during 2018. No director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served) in 2018. The independent directors met in executive sessions at several of the Board meetings held in 2018. All of the directors at the time attended the 2018 Annual Meeting of Stockholders.

Board Leadership Structure

The Company’s governing documents allow the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. Currently, Mr. Cryan serves as Chairman and Mr. Jones serves as Chief Executive Officer.

Determination of 2019 Director Nominees

Each of the director nominees at the 2019 Annual Meeting are existing directors of the Company, and each of the nominees, other than Karli S. Anderson, stood for election and were elected at the Company’s 2018 Annual Meeting of Directors. Ms. Anderson’s selection as a candidate for Westwater’s Board of directors was the result of a search conducted by the Nominating and Corporate Governance Committee of the Board utilizing its experience and the Women’s Leadership Foundation, among other sources.  Criteria for financial experience, diversity, and public company experience at a senior level were used as part of the selection process.

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, decided not to include Patrick N. Burke among the nominees for election at the 2019 Annual Meeting. Mr. Burke previously served as a director of Anatolia Energy Limited and joined Westwater’s Board of Directors in March 2016 pursuant to the terms of the scheme implementation agreement between the Company and Anatolia Energy. However, Mr. Burke did not receive a majority of the votes cast at the 2018 Annual Meeting. While the results of the 2018 Annual Meeting were sufficient to elect Mr. Burke as a director of the Company, the Board of Directors and Nominating and Corporate Governance Committee considered the receipt of less than majority support as indicative of stockholder discontent with Mr. Burke’s continued service as an independent director of the Company.

Director Independence

The Board annually reviews all relationships that directors have with the Company to affirmatively determine whether the directors are “independent” under Nasdaq listing standards. The Board has determined that each of Ms. Anderson and Messrs. Burke, Cryan, Kaiser and Pagliara are “independent” and as a result, each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent.” In arriving at the foregoing independence determination, the Board considered transactions and relationships between each director or any member of her or his immediate family and the Company, its subsidiaries or its affiliates. The Board has determined that the directors designated as “independent” have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

Communications with the Board

Interested parties, including the Company’s stockholders, desiring to communicate with the Board members, including its non-management directors as a group, may do so by mailing a request to the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. Pursuant to the instruction of the Company’s non-management directors, the Secretary will review inquiries and if they are relevant to, and consistent with our operations, policies and procedures, they will be forwarded to the director or directors to whom they are addressed. Inquiries not forwarded will be retained by the Company and will be made available to any director upon request.

Committees of the Board

The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Health, Safety and Environment Committee. The table below indicates the members of each standing Board Committee as of February 14, 2019.

Board Member	Audit	Compensation	Nominating and Corporate Governance	Health, Safety and Environment
Terence J. Cryan*			Ch.
Christopher M. Jones				Ch.
Marvin K. Kaiser*	Ch	x	x
Patrick N. Burke* (1)	x	x	x	x
Tracy D. Pagliara*	x	x	x
Karli S. Anderson*		Ch.		x

___________________________

*independent director

(1) Mr. Burke is not a nominee for election in 2019.

Each of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operates under a charter, adopted by the Board, which is available on the Company’s website at www.westwaterresources.net under “Corporate Governance,” or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112. The functions performed by each of the standing Committees are briefly described below.

The Audit Committee

We have a separately-designated Audit Committee composed solely of independent directors. The Audit Committee held four meetings in 2018.

The Audit Committee’s primary responsibilities are to:

•assist the Board in discharging its responsibilities with respect to the accounting policies, internal controls and financial reporting of the Company;

•monitor compliance with applicable laws and regulations, standards and ethical business conduct, and the systems of internal controls;

•assist the Board in its oversight of the qualifications, independence and performance of the registered public accounting firm engaged to be the independent auditor of the Company; and

•prepare the Audit Committee report required to be included in the Company’s proxy statements.

The Board has determined that Mr. Kaiser, the chairman of the Audit Committee, satisfies the criteria adopted by the SEC to serve as an “audit committee financial expert.” In addition, the Board has determined that each of Messrs. Kaiser, Pagliara and Burke, constituting all current members of the Audit Committee, is an independent director pursuant to the requirements under the Exchange Act and Nasdaq listing standards and is able to read and understand the Company’s financial statements.

The Compensation Committee

The Compensation Committee held four meetings in 2018. The Compensation Committee is responsible for assisting the Board in setting the compensation of the Company’s directors and executive officers and administering and implementing the Company’s incentive compensation plans and equity-based plans. The Compensation Committee’s duties and responsibilities are to:

•review and approve corporate goals and objectives relevant to the compensation of the Company’s executive officers;

•evaluate the performance of the Company’s executive officers in light of such goals and objectives; and

•determine and approve executive officer compensation based on such evaluation.

The Compensation Committee also reviews and discusses the Compensation Discussion and Analysis appearing in the Company’s proxy statements with management, and based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis set forth herein be included in this proxy statement.

Under the Compensation Committee Charter, the Compensation Committee has the authority to retain compensation consultants. Meridian Compensation Partners was engaged in March 2018 to review our Long-Term Incentive program to ensure it was competitive as an incentive and retention program.  See the discussion under the heading “Compensation Discussion and Analysis” for further information regarding the executive compensation programs. The Compensation Committee also has the authority to obtain advice and assistance from executives, internal or external legal, accounting or other advisors as it determines necessary to carry out its duties.

The Compensation Committee may delegate its authority to determine the amount and form of compensation paid to non-executive employees and consultants to officers and other appropriate supervisory personnel. It may also delegate its authority (other than its authority to determine the compensation of the Chief Executive Officer) to a subcommittee of the Compensation Committee. Finally, to the extent permitted by applicable law, the Compensation Committee may delegate to one or more officers (or other appropriate personnel) the authority to recommend stock options and other stock awards for employees who are not executive officers or members of the Board.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee held 2 meetings in 2018. The Nominating and Corporate Governance Committee’s duties and responsibilities are to:

•recommend to the Board director nominees for the annual meeting of stockholders;

•identify and recommend candidates to fill vacancies occurring between annual stockholder meetings; and

•oversee all aspects of corporate governance of the Company.

The Nominating and Corporate Governance Committee of the Board identifies director candidates based on input provided by a number of sources, including members of the Nominating and Corporate Governance Committee, other directors, our stockholders, members of management and third parties. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, and must include detailed background information regarding the suggested candidate that demonstrates how the individual meets the Board membership criteria discussed below. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

As part of the identification process, the Nominating and Corporate Governance Committee takes into account each candidate’s business and professional skills, experience serving in management or on the board of directors of companies similar to the Company, financial literacy, independence, personal integrity and judgment. In conducting this assessment, the Nominating and Corporate Governance Committee will, in connection with its assessment and recommendation of candidates for director, consider diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills) and such other factors as it deems appropriate given the then-current and anticipated future needs of the Board and the Company, and to maintain a balance of perspectives, qualifications, qualities and skills on the Board. The Board does not have a formal diversity policy for directors. However, the Board is committed to an inclusive membership. Although the Nominating and Corporate Governance Committee may seek candidates that have different qualities and experiences at different times in order to maximize the aggregate experience, qualities and strengths of the Board members, nominees for each election or appointment of directors will be evaluated using a substantially similar process. Incumbent directors who are being considered for re-nomination are re-evaluated both on their performance as directors and their continued ability to meet the required qualifications.

The Health, Safety and Environment Committee

The Health, Safety and Environment Committee held 1 meeting in 2018. Its function is to provide oversight to the Company as the Company undertakes and conducts, in compliance with all regulatory, statutory and the Company’s policies, its operations in an economically and socially responsible manner, with due regard to the safety and health of its employees, the impact of its operations on the natural environment, and the social, economic, health and environmental-related impacts in the communities in which the Company operates.

Code of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers, which is applicable to the Company’s chief executive officer, chief financial officer, controller, treasurer and chief internal auditor, and a Code of Business Conduct and Ethics, which is applicable to all of directors, officers and employees. Copies of the codes are available on the Company’s website at http://www.westwaterresources.net/corporate/corporate-governance or in print, without charge, to any stockholder who sends a request to the office of the Secretary of Westwater Resources, Inc. at 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

The Company’s Internet website address is provided as an inactive textual reference only. The information provided on the website is not incorporated into, and does not form a part of, this proxy statement.

Related Party Transactions

The Company’s general policy with respect to related party transactions is included in its Code of Business Conduct and Ethics, the administration of which is overseen by the Audit Committee. Directors and officers are required to report any transaction that the Company would be required to disclose pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K (a “Related Party Transaction”) to the Audit Committee.

The Company collects information about potential Related Party Transactions in its annual questionnaire completed by directors and officers. Potential Related Party Transactions are subject to the review and approval of the non-interested members of the Audit Committee. In determining whether to approve any such transaction, the Audit Committee will consider such factors as it deems relevant, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in arm’s length negotiations with an unrelated third party.

The Company was not a party to any Related Party Transaction since the beginning of 2018.

Compensation Committee Interlocks and Insider Participation

During 2018, the Compensation Committee consisted of Patrick N. Burke (Chair), Marvin K. Kaiser and Tracy D. Pagliara. Ms. Anderson joined the Compensation Committee and replaced Mr. Burke as the Chair on January 29, 2019. No member of the Compensation Committee is now, or was during 2018, an officer or employee of the Company. No member of the Compensation Committee had any relationship with the Company or any of its subsidiaries during 2018 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons. None of the executive officers of the Company currently serves or served during 2018 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Board or the Compensation Committee of the Company.

Board Oversight of Risk Management

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon the President and Chief Executive Officer to supervise day-to-day risk management, who reports directly to the Board and certain Committees on such matters as appropriate.

The Board delegates certain oversight responsibilities to its Committees. For example, while the primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations and ethics rests with the management, the Audit Committee provides risk oversight with respect to the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, and the independent auditor’s selection, retention, qualifications, objectivity and independence. Additionally, the Compensation Committee provides risk oversight with respect to the Company’s compensation programs, and the Nominating and Corporate Governance Committee provides risk oversight with respect to the Company’s governance structure and processes and succession planning. The Board and each Committee consider reports and presentations from the members of management responsible for the matters considered to enable the Board and each Committee to understand and discuss risk identification and risk management.

AUDIT COMMITTEE REPORT

The Audit Committee, operating under a written charter adopted by the Board, reports to and acts on behalf of the Board by providing oversight of the Company’s independent auditors and the Company’s financial management and financial reporting procedures. Management has primary responsibility for preparing the Company’s financial statements and establishing and maintaining effective internal financial controls and for the public reporting process. Moss Adams LLP, the Company’s independent registered public accountants, is responsible for auditing those financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed with management and Moss Adams LLP the audited financial statements for the year ended December 31, 2018 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has discussed with Moss Adams LLP the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards. Moss Adams LLP has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Moss Adams LLP that firm’s independence. The Audit Committee also concluded that Moss Adams LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with Moss Adams LLP’s independence.

Based on the considerations referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for 2018 and selected Moss Adams LLP as the independent registered public accountants for the Company for 2019.

The Report was submitted by the following members of the Audit Committee of the Board:

Marvin K. Kaiser, Chairman

Patrick N. Burke

Tracy D. Pagliara

The information contained in the foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

DIRECTOR COMPENSATION

Annual Compensation

In 2018, the compensation of non-employee directors consisted of an annual $50,000 cash retainer, earned at a rate of $12,500 per quarter. The compensation of the Company’s current Chairman of the Board, Mr. Cryan, consisted of $27,500 per quarter. All of the Company’s directors are also reimbursed for reasonable out-of-pocket expenses related to attendance at Board and Committee meetings.

In addition, each non-employee director earned $1,250 per quarter for each committee served upon, with the Chairman of each committee earning either an additional $2,500 per quarter (in the case of the Audit and Compensation Committees) or $1,250 per quarter (in the case of the Nominating and Corporate Governance and the Health, Safety and Environment and Public Affairs Committees) for such service.

The following table summarizes all compensation earned by directors, excluding Mr. Jones, whose compensation is set forth in the 2018 Summary Compensation Table, in the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Terence J. Cryan	120,000	—	120,000
Marvin K. Kaiser	75,000	—	75,000
Patrick N. Burke	80,000	—	80,000
Tracy D. Pagliara	65,000	—	65,000
Karli S. Anderson	13,179	—	13,179

___________________________

(1)Represents the grant date fair value of equity awards granted during 2018 in accordance with FASB ASC Topic 718. See Note 9—Stock Based Compensation of the Notes to Consolidated Financial Statements in Item 8 of this Annual Report on Form 10-K for a discussion of valuation assumptions for stock and option awards.

The number of RSUs and vested and unvested stock options held by each non-employee director at fiscal year-end 2018 is shown below:

Name	Number of Vested Options	Number of Unvested Options	Restricted Stock Units
Terence J. Cryan	47,291	—	—
Marvin K. Kaiser	48,472	—	—
Patrick N. Burke	52,849	—	—
Tracy D. Pagliara	47,291	—	—
Karli S. Anderson	—	—	—

EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

The executive officers serve at the discretion of the Board. All officers are employed on a full-time basis.

Name	Age	Position
Christopher M. Jones	60	President and Chief Executive Officer
Jeffrey L. Vigil	65	Vice President—Finance and Chief Financial Officer
Dain A. McCoig	39	Vice President—Operations

Please see above under “Proposal 1: Election of Directors” for information about Christopher M. Jones, the Company’s President and Chief Executive Officer. The following paragraphs set forth certain information concerning the business experience of the Company’s other executive officers.

Jeffrey L. Vigil joined the Company as Vice President—Finance and Chief Financial Officer in June 2013. Mr. Vigil is a mining industry financial veteran with more than thirty years of financial management experience in both production stage and development stage enterprises. Previously, he served in various financial positions, including Chief Financial Officer, at Energy Fuels, a uranium company, from April 2009 to May 2013, where he was responsible for financial and management reporting, equity financings, tax planning and compliance, treasury functions and risk management. Mr. Vigil also managed financial, operational and legal due diligence for a number of acquisitions. Prior to Energy Fuels, he served as Chief Financial Officer for Koala Corporation. Mr. Vigil is a graduate of the University of Wyoming with a Bachelor of Science degree in Accounting and is a licensed Certified Public Accountant in the state of Colorado.

Dain A. McCoig joined the Company in 2004 as Plant Engineer and was promoted to Kingsville Dome Plant Supervisor in 2005, Senior Engineer in August 2008, Manager—South Texas Operations in April 2010, Vice President—South Texas Operations in January 2013 and Vice President—Operations in May 2018. Mr. McCoig earned a Bachelor of Science degree in Mechanical Engineering from Colorado School of Mines in 2002 and attained his certification as a Professional Engineer from the Texas Board of Professional Engineers in 2010.

Compensation Discussion and Analysis

In this section, we discuss the Company’s compensation philosophy and describe the compensation program for the senior executive team. We explain how the Board’s Compensation Committee determines compensation for its senior executives and its rationale for specific 2018 decisions, such as the decision not to award bonuses to NEOs for 2018. We also discuss numerous changes the Compensation Committee has made to its program over the past several years to advance its fundamental objective: aligning executive compensation with the long-term interests of stockholders.

The Compensation Discussion and Analysis describes the compensation of the following named executive officers (“NEOs”):

Name	Title
Christopher M. Jones	President, Chief Executive Officer and Director
Jeffrey L. Vigil	Vice President—Finance and Chief Financial Officer
Dain A. McCoig	Vice President—Operations

Executive Summary

The Company’s executive compensation program is designed to attract and retain qualified management personnel, to align the Company’s management interests with that of its stockholders, and to reward exceptional organizational and individual performance. Performance of the Company’s executives is evaluated based on financial and non-financial goals that balance achievement of short-term goals related to the continued improvement of the Company’s business and long-term goals that seek to maximize stockholder value.

As a result of a negative outcome on Westwater’s “Say-on-Pay” vote in 2018, the Board and Compensation Committee took the following actions:

•did not award short term incentive payouts for our executive team;

•permitted long term incentive RSU awards to lapse for failure of vesting conditions based on shareholder return and specific performance objectives; and

•reviewed and revised Compensation Committee membership and leadership.

Further discussion regarding Westwater’s specific performance and goal attainment, and changes made to its executive compensation program in response to the negative “Say-on-Pay” vote, are included below.

2018 Achievements

The Company achieved or advanced many of its operational and strategic goals during 2018 including:

•Our entire organization was successful in achieving one full calendar year without reportable incidents in both safe work performance and environmental compliance.

•We closed on our acquisition of Alabama Graphite Corp. and opportunistically diversified our portfolio at a substantial savings to the Board authorized deal terms.

•We successfully integrated Alabama Graphite Corp.’s operations into the Westwater framework.

•We redesigned the Alabama Graphite business plan to accelerate its path to cash flow, increased the NPV by 41% while de-risking processing technology and product mix.

•We discovered a vanadium deposit on the Coosa property.

•We were within budgeted expenditures for the year.

2018 Compensation Plan Overview

The Company’s compensation program provides total direct compensation to our NEOs that supports our philosophy of pay-for-performance and alignment of incentives between its management and stockholders. To that end, the Company has implemented the following policies and practices:

•Significant “At-Risk” Compensation.  A significant portion of NEO compensation and bonus opportunities are performance-based and not guaranteed. For example, 2018 total compensation for the CEO, CFO, and VP Operations decreased by 38%, 26%, and 16%, respectively, relative to 2017 total compensation as bonuses were not awarded and 2018 performance-based RSU’s were forfeited.  .

•Fixed Compensation.  The fixed compensation elements of the Company’s compensation program include a base salary and retirement, health and welfare benefits.

•No Perquisites.  The Company does not provide any perquisites, whether cash or otherwise, to our CEO, CFO or other NEOs.

•Short-Term Incentive Compensation.  The short-term incentive compensation component of our compensation program includes an annual incentive payment, payable in cash or stock, upon the achievement of specific planned performance goals. Such incentive payment serves as a vehicle for recruitment and retention and allows the Company to deliver competitive compensation tied to performance. For 2018, the Compensation Committee made the deliberate decision not to award bonuses to NEOs.

•Long-Term Incentive Compensation.  The long-term incentive compensation component of our compensation program includes stock options and RSUs tied to both performance and continued service. Meridian Compensation Partners was engaged in March 2018 to review our Long-Term Incentive program to ensure it was competitive as an incentive and retention program.  The award of such RSUs further aligns management’s interests with its long-term performance and stockholder value.  For example, performance-based RSU’s due to vest in 2018 were forfeited as total shareholder return objectives were not attained in the period.

•Stock Ownership Policy.  The Company’s stock ownership guidelines require that CEO and CFO obtain shares of its common stock valued at three times their base salaries within five years of starting their employment to ensure that management’s interests are aligned with the long-term interests of stockholders. These ownership requirements also serve as a retention tool through holding period requirements.

•Consideration of “Say-on-Pay” Vote. At our 2018 Annual Meeting, 51% of the shares cast on the “Say-on-Pay” vote voted “against” the compensation paid to our NEOs, while 45% voted to approve such compensation. Due to the results of the “Say-on-Pay” vote, the Compensation Committee immediately initiated and directed a comprehensive review of the Company’s compensation policies and practices and considered stockholder feedback in its review of 2018 performance. We will continue to consider stockholder feedback in the future with respect to both our stockholder advisory votes on executive compensation and informal feedback we receive from our stockholders.

Philosophy and Objectives of Our Compensation Plan

The Company’s compensation program is centered around a philosophy that focuses on management retention, alignment of interests between management and the stockholders and pay-for-performance compensation. The Company believes this philosophy allows the Company to compensate its NEOs competitively, while simultaneously ensuring continued development and achievement of key business strategy goals. The Compensation Committee firmly believes that the Company’s pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

The Compensation Committee has outlined the following objectives for compensation of our NEOs and considers such objectives in making compensation decisions:

Objective	Description
Attraction and Retention

The Company provides competitive compensation to its NEOs and ties a significant portion of compensation to time-based and performance-based vesting requirements. Together, these actions help to ensure that the Company can continue to attract and retain key management personnel.

Pay for Performance

A significant portion of each NEO’s compensation is “at-risk” or variable, based on predetermined performance criteria. Such criteria include both short- and long-term goals, as well as financial and non-financial goals. The Compensation Committee considers each of these criteria in making its compensation decisions each year.

Pay Mix	The Company uses a variety of fixed-pay and incentive compensation forms, including cash, stock, options and RSUs.
Alignment of Incentives	The Company requires its CEO and CFO to obtain a significant stock ownership stake in the Company and ties a meaningful portion of NEO compensation to awards that vest over multi-year periods.
Competitive Packages	The Company evaluates its compensation program in an effort to provide a competitive compensation package to each NEO that takes into account their responsibilities, performance and organization.

How Executive Compensation is Determined

Role of the Compensation Committee

The Compensation Committee oversees the Company’s executive compensation programs. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the NEOs and other officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. No Compensation Committee member participates in any of the Company’s employee compensation programs. Each year the

Company reviews any and all relationships that each director has with the Company, and the Board subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

•review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

•review and approve the corporate goals and objectives that may be relevant to the compensation of NEOs;

•evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

•review and approve the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO.

Role of Management

The Compensation Committee considers input from the CEO when making executive compensation decisions for the other NEOs. The CEO’s input is useful because the CEO reviews and observes the performance of the other NEOs. No other NEO is present or privileged to the recommendations of the CEO to the Compensation Committee. The Compensation Committee and the Board of Directors determine the compensation of the CEO without any management input.

Financial and Non-Financial Performance Goals

The Compensation Committee believes that a significant portion of each NEO’s compensation should be tied to the Company’s performance measured against specific financial performance targets. The Company measures financial performance awards against certain operational cost targets, budget targets and development, production and/or restoration objectives. The Compensation Committee also believes that a significant portion of NEO compensation should be tied to the creation and protection of stockholder value through the achievement of non-financial performance goals and core values. Both financial and non-financial performance goals have changed from time to time and will continue to change as the conditions of the Company and the graphite, lithium and uranium markets evolve. The Company’s core values are identified below.

Core Values:    Continuous Improvement in:

•Safety:

oOf each other;

oOf our environment;

oOf the communities where we work;

oOf our assets; and

oOf our reputation.

•Cost Management:

oEveryone manages cost;

oFocus on first quartile cost performance; and

oEffective and efficient use of our cash.

•Reliability and Integrity:

oImproving our processes every day;

oLeadership with integrity counts;

oEmpowered people make the difference; and

oConservative promises well kept.

Peer Group Analysis

The Company has historically evaluated its compensation program against the programs at other companies in order to ensure its compensation program is competitive. Peer companies were selected based on (i) revenue scope within a reasonable range, (ii) asset size within a reasonable range of the Company’s asset size, and (iii) mining companies with operational scope comparable to that of the Company—specifically, mining companies with operational activities versus pure “junior” developmental/exploration companies. To be reflective of the appropriate range of competitive pay practices, the group of companies used for this purpose was comprised of uranium mining companies in various stages of development and production, and in 2018 consisted of Azarga Uranium, Energy Fuels, UR Energy, Peninsula and Uranium Energy as well as the URA index fund of Uranium Developers and Producers. The Company traditionally targeted all elements of its compensation programs to provide a competitive compensation opportunity at the median range of companies whose compensation is used in the Company’s peer group.

During 2013, the Compensation Committee negotiated salaries and long-term incentive opportunities directly with Westwater’s new CEO and CFO in light of their level of experience, the Company’s compensation packages with its former CEO and CFO, and the need for the Company to conserve cash. For the Company’s other NEOs, the Compensation Committee largely continued base salary levels from prior years and established performance incentives with target payments similar to the Company’s legacy programs, although with a greater portion at risk based on the Company’s performance and the performance of the individual NEOs. During 2017, the Compensation Committee utilized the services of Meridian Compensation Partners which provided compensation data on long-term incentive packages for executives in similarly sized companies in North America.

In evaluating stock price performance in 2018, the Compensation Committee compared the Company’s performance against the performance of the Global X Uranium ETF and Global X Lithium ETF, which the Compensation Committee concluded represents a better measure of the status of the uranium industry than any potential peer group.

Use of Compensation Consultants

The Compensation Committee occasionally engages compensation consultants to assess executive pay packages and develop incentive plans.  Meridian Compensation Partners was engaged in March 2018 to review Westwater’s Long-Term Incentive program to ensure it was competitive as an incentive and retention program.

2013 Omnibus Incentive Plan

In June 2013, the Company adopted the 2013 Omnibus Incentive Plan (the “2013 OIP”) to provide flexibility in structuring its executive compensation program and to ensure that it would have a sufficient number of shares of common stock available for equity-based awards that it expects to make to eligible individuals over the next several years. The 2013 OIP replaced all prior plans and no more awards were granted under any of the prior plans following the adoption of the 2013 OIP.

The 2013 OIP provides the Compensation Committee substantial flexibility in structuring awards that meet the objectives outlined above. In particular, the 2013 OIP permits the grant of performance-based and time-based RSUs, with many possible performance criteria available as the Compensation Committee determines to be appropriate. In addition to RSUs, the 2013 OIP provides for the grant of awards of stock options, stock appreciation rights, restricted stock, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards. All of the Company’s officers, directors and employees, and the officers, directors and employees of our subsidiaries and affiliates are eligible to receive awards under the 2013 OIP. In addition, consultants, advisors and certain other individuals whose participation in the 2013 OIP is determined to be in the best interests of the Company by the Compensation Committee may participate. Incentive share options, however, are available only to employees. Please see Proposal 2 for further information about the 2013 OIP and certain proposed amendments to the 2013 OIP.

The 2013 OIP is administered by the Compensation Committee. The Compensation Committee also interprets the provisions of the 2013 OIP. The Compensation Committee also determines who will receive awards under the 2013 OIP, the types of award made, the terms and conditions of awards, and the number of shares of common stock subject to an award, if the award is equity-based.

Executive Compensation Elements

The following table illustrates the principal elements of the Company’s executive compensation program, each of which is evaluated and updated on an annual basis by the Compensation Committee:

Pay Element	Characteristics	Primary Objective
Base Salary	Annual fixed cash compensation	Attract and retain qualified and high performing executives
Short-Term Incentive Compensation	Annual compensation based on the achievement of predetermined performance goals	Incentivize NEOs to achieve the short-term performance goals established by the Compensation Committee
Long-Term Incentive Compensation	Long-term equity awards granted as time-based and performance-based RSUs	Retain NEOs and align their interests with the interests of the stockholders

In addition to the above-mentioned elements, the Company also provides a retirement, health and welfare benefit component to the executive compensation program.

The 2018 compensation mix for CEO and CFO demonstrates the Company’s philosophy regarding significant long-term and performance-based compensation. The 2018 total compensation for the CEO, CFO, and VP, Operations decreased by 38%, 26%, and 16%, respectively, relative to 2017 total compensation as short-term incentives were not awarded and 2018 performance-based RSU’s were forfeited.  The Compensation Committee anticipates granting additional long-term performance-based and time-based equity awards to executive officers during the course of 2019 to continue aligning their long-term incentives with those of stockholders.

The following is a summary of the components of the compensation policy for NEOs. As described in greater detail below, for 2018 annual and long-term incentive programs were effective for each NEO—specifically, Messrs. Jones, Vigil and McCoig.

Base Salary

The Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities, and takes into account competitive market compensation paid by comparable mining industry companies. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executives. In each case, the Compensation Committee takes into account each officer’s (i) current and prior compensation, (ii) scope of responsibilities, (iii) experience, (iv) comparable market salaries and (v) the Company’s achievement of performance goals (both financial and non-financial). The Compensation Committee also (i) has the opportunity to meet with the officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual’s performance and (ii) reviews reports of the CEO presented to the Compensation Committee, evaluating each of the other officers, including a review of their contributions and performance over the past year, strengths, weaknesses, development plans and succession potential.

For fiscal 2018, after taking into account the above-mentioned factors, historical base salaries, the performance of the NEOs and the challenging uranium pricing environment, the Compensation Committee increased base salaries for NEOs by 5% in fiscal 2018, as follows:

Name	Title	2018 Base Salary
Christopher M. Jones	President and Chief Executive Officer	$303,200
Jeffrey L. Vigil	Vice President—Finance and Chief Financial Officer	$220,500
Dain A. McCoig	Vice President—South Texas Operations	$202,000

For more information about the 2018 base salaries for each of our NEOs, please see “2018 Summary Compensation Table” on page 38.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The NEOs generally are eligible for the same benefit programs on the same basis as the rest of our employees. The Company’s health and welfare programs include medical, dental and vision. In addition to the foregoing, the NEOs are eligible to participate in the following program:

401(k) Profit Sharing Plan.  The Company maintains a defined contribution profit sharing plan for employees (the “401(k)”) that is administered by a committee of trustees appointed by the Company. All employees are eligible to participate upon the completion of one month of employment, subject to minimum age requirements. In past years, the Company has made contributions to the 401(k) without regard to current or accumulated net profits of the Company, but the Company suspended matching contributions at the beginning of January 2015.

No Perquisites

The Company does not provide any perquisites, whether cash or otherwise, to its NEOs. The Company feels that its executive compensation program, particularly given the challenging uranium pricing environment, provides its NEOs with competitive compensation such that the Company does not need to provide any perquisites to achieve the goals of its executive compensation program.

Short-Term Incentive Compensation

In light of the results of the Say-on-Pay vote in 2018, the Compensation Committee and the Board of Directors elected to not grant any short term incentive compensation to the Company’s NEOs for fiscal 2018.

Long-Term Incentive Compensation

In 2018, the Compensation Committee also set long-term performance criteria for each of the NEOs. The long-term compensation program serves to create a balance between long-term and short-term performance imperatives. In the case of the CEO and CFO, two-thirds of Mr. Jones’s RSU grant, and two-thirds of Mr. Vigil’s RSU grant, vest based upon the achievement of such performance criteria, with the other one-third in each case vesting based upon continued service to the Company.  If the performance-based criteria, which includes total shareholder return, are not achieved in the relevant period, then the corresponding performance-based shares are forfeited.

The criteria for vesting of Long-Term Incentive awards for 2018 were:

•Longevity – completing a full year of service in 2018 (33% - awarded for 2018)

•Implementing a plan to produce cash flow in 2019 (33% - forfeited as the plan was delayed due to financial constraints)

•Total Shareholder Return (33% - forfeited as the TSR was negative for 2018)

The Compensation Committee expects the incentive program to evolve over time as the Company transitions from its current primary focus on developmental and restoration activities to an operational focus driving towards enhancement of profit and stockholder returns.

Stock Ownership Policy

The Compensation Committee believes that stock ownership by senior management and stock-based performance compensation arrangements are beneficial in aligning management and stockholders’ interests and serves as an executive retention tool through vesting and post-vesting holding period requirements. To that end, the employment agreements for each of Mr. Jones and Mr. Vigil establish stock ownership targets for each executive of stock valued at three times the initial base salary of each executive under the employment agreements. Each of Mr. Jones and Mr. Vigil has five years from his respective employment date to reach the stock ownership target. As part of our efforts to refinance and restructure the Company, Messrs. Jones and Vigil did not receive long-term incentive grants in some years to facilitate these objectives.

“Say-on-Pay” Stockholder Vote

At our 2018 Annual Meeting, 51% of the shares cast on the “Say-on-Pay” vote voted “against” the compensation paid to our NEOs, while 45% voted to approve such compensation. Due to the results of the “Say-on-Pay” vote, the Compensation Committee immediately initiated and directed a comprehensive review of the Company’s compensation policies and practices.  The Board of Directors directed management to contact some of our largest stockholders to determine how the Company can improve its executive compensation practices. As a result of investor outreach, the Compensation Committee determined not to award bonuses to NEOs for 2018. Since total shareholder return did not meet specific performance objectives set by the compensation committee, 2018 performance-based RSU’s were forfeited.

The Compensation Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our NEOs. Based on its review and analysis as well as stockholder outreach throughout the year, the Compensation Committee concluded that the Company’s compensation program continues to provide a competitive pay for performance package that effectively incentivizes its NEOs to maximize stockholder value. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes and its stockholder views when making future compensation decisions for our NEOs.

Target Total Direct Compensation for Fiscal 2019

No substantial changes to the Company’s compensation programs are currently envisioned for 2019. The target compensation packages for our NEOs will continue to be comprised of base salary and, subject to Compensation Committee approval, a performance-based annual incentive plan pursuant to the short-term incentive program tied to the achievement of specific objectives, as well as  time-based RSU’s and performance-based awards under the long-term incentive program. Performance-based RSU’s will continue to align to the achievement of specific outcomes, including total shareholder return relative to industry performance. Base salaries have been positioned to reflect job content and competitive pay practices, as discussed above.

Tax Treatment

Section 162(m) of the Internal Revenue Code imposes limitations on the deductibility for corporate federal income tax purposes of remuneration in excess of $1 million paid to the chief executive officer, chief financial officer and each of the three next most highly compensated executive officers of a public company. Prior to the Tax Cuts and Jobs Act that was signed into law on December 22, 2017, compensation that satisfied conditions set forth under Section 162(m) to qualify as "performance-based compensation" was not subject to the limitation, and the limitation did not apply to compensation paid to the chief financial officer. The Tax Cuts and Jobs Act eliminated the performance-based compensation exception beginning January 1, 2018, but provided a transition rule with respect to remuneration provided pursuant to a written binding contract that was in effect on November 2, 2017 and not materially modified after that date.

The Compensation Committee considers the anticipated tax treatment to the Company when determining executive compensation. It should be noted that there are many factors which are considered by the Compensation Committee in determining executive compensation, and the Compensation Committee retains flexibility in establishing the Company’s executive compensation programs.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

This Report was submitted by the following members of the Compensation Committee of the Board:

Karli S. Anderson, Chairman

Marvin K. Kaiser

Patrick N. Burke

Tracy D. Pagliara

The information contained in the foregoing Compensation Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act or the Exchange Act, except to the extent Westwater specifically incorporates this Report by reference therein.

2018 Summary Compensation Table

The following table sets forth information regarding 2018 and 2017 compensation for each of our NEOs;

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Bonus ($)	All Other Compensation ($)(2)	Total ($)
Christopher M. Jones	2018	303,200	73,714	—	1,253	378,167
President and CEO	2017	288,750	173,250	129,938	21,514	613,452
Jeffrey L. Vigil	2018	220,500	26,803	—	1,253	248,556
Vice President—Finance and CFO	2017	210,000	63,000	59,850	1,253	334,103
Dain A. McCoig	2018	202,000	24,554	—	1,253	227,807
Vice President—South Texas Operations	2017	173,250	51,975	44,179	1,253	270,657

______________________

(1) See Note 9—Stock Based Compensation of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of valuation assumptions for the stock awards. The stock awards column presents the aggregate grant date fair value of RSUs calculated in accordance with FASB ASC Topic 718.

(2) Includes life insurance premiums paid by the Company on behalf of the named executive officer.

2018 Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2018 for the NEOs. The table also shows unvested and unearned stock awards and RSUs assuming a market value of $0.14 per share, the closing market price of Westwater’s stock on December 31, 2018.

			Option Awards				Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher M. Jones	3/12/2013		4,583	—	32.76	3/12/2023	41,250	(1)	$5,775
	7/19/2018	(2)	191,456	475,994	0.385	7/19/2028	—		—
Jeffrey L. Vigil	7/19/2018	(3)	69,618	173,082	0.385	7/19/2028	15,000	(1)	$2,100
Dain A. McCoig	4/1/2010		208	—	87.60	4/1/2020	12,375	(1)	$1,733
	7/19/2018	(4)	63,777	158,560	0.385	7/19/2028	—		—

______________________

(1) The reported award represents the unvested portion of RSUs that vest as follows: one-third in equal installments on December 31, 2017, 2018 and 2019, subject to the achievement of performance objectives.

(2) 475,994 of these stock options are contingent upon stockholder approval of an increase in the number of shares available under the 2013 OIP.

(3) 173,082 of these stock options are contingent upon stockholder approval of an increase in the number of shares available under the 2013 OIP.

(4) 158,560 of these stock options are contingent upon stockholder approval of an increase in the number of shares available under the 2013 OIP.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements with Messrs. Jones and Vigil provide that, in the event of a change of control, if either executive is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein), the Company will pay severance in an amount equal to two years of base salary in the case of Mr. Jones and one-and-one-half year of base salary in the case of Mr. Vigil, in each case in a lump sum within 30 days after his termination or termination of the agreement. If the Company otherwise terminates either executive, including following the disability of either executive, without cause, or fails to renew either employment agreement, or either executive otherwise terminates his employment for good reason, the Company will pay severance in an amount equal to one year of base salary in the case of Mr. Jones and six months of base salary in the case of Mr. Vigil, in each case in a lump sum within 30 days after the termination date. The employment agreements automatically terminate upon the death of the executive.

The employment agreements define “change of control” as (i) any person or group of affiliated or associated persons acquires more than 50% of the voting power of the Company; (ii) the consummation of a sale of all or substantially all of the assets of the Company; (iii) the dissolution of the Company; (iv) a majority of the members of the Board are replaced during any 12-month period; or (v) the consummation of any merger, consolidation, or reorganization involving the Company in which, immediately after giving effect to such merger, consolidation or reorganization, less than 50.1% of the total voting power of outstanding stock of the surviving or resulting entity is then “beneficially owned” (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger, consolidation or reorganization.

The Compensation Committee believes such agreements are useful in recruiting and retaining executives, provide continuity of management in the event of an actual or threatened change in control and provide the executives with the security to make decisions that are in the best long-term interest of the stockholders.

Equity Awards

In addition, upon a change in control, the stock options granted under the Company’s 2004 Stock Incentive Plan, the restricted stock granted under the Company’s 2007 Restricted Stock Plan and any awards under the Company’s 2013 Omnibus Incentive Plan will immediately vest in full, to the extent not already vested, for all NEOs.

The Compensation Committee believes that the above-mentioned vesting and acceleration is appropriate on the basis that our NEOs should receive the full benefit of such awards in the event of a change in control.

The following table shows the payments and benefits that would be made to our NEOs, assuming a qualifying termination or a qualifying termination following a change in control occurred on December 31, 2018.

Name	Cash Severance	Equity Acceleration	Total Potential Payment ($)
Christopher M. Jones	$606,400	$5,775	$612,175
Jeffrey L. Vigil	$330,750	$2,100	$332,850

Employment Agreements

Christopher M. Jones

On March 12, 2013, the Company entered into an employment agreement with Mr. Jones in connection with his joining the Company as President and CEO. Pursuant to his employment agreement, Mr. Jones is entitled to an annual base salary, which was set initially at $275,000 and was subject to annual adjustment by the Compensation Committee, has a target bonus equal to 60% of his base salary, and was awarded 2,083 shares of the Company’s restricted stock and an option to purchase 4,583 shares of common stock.

The employment agreement also provides for potential payments in the event of a change of control (as defined therein), if Mr. Jones is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein). See “Potential Payments Upon Termination or Change in Control” below.

The employment agreement also contains customary confidentiality, non-competition and non-solicitation provisions. Mr. Jones has agreed not to perform any work in the United States related in any way to uranium mining, or to solicit customers, suppliers or employees of the Company, during the term of the employment agreement and for a period of one year thereafter.

Jeffrey L. Vigil

On June 11, 2013, the Company entered into an employment agreement with Mr. Vigil in connection with his joining the Company as Vice President—Finance and CFO, which was subsequently amended on May 22, 2017. Pursuant to his employment agreement, Mr. Vigil is entitled to an annual base salary, which was set initially at $200,000 and was subject to annual adjustment by the Compensation Committee, has a target bonus equal to 30% of his base salary, and also provided for a grant of 6,666 restricted stock units.

The employment agreement, as amended, also provides for potential payments in the event of a change of control (as defined therein), if Mr. Vigil is terminated without cause (as defined therein), demoted or has his responsibilities materially changed, or circumstances arise that constitute good reason (as defined therein). See “Potential Payments Upon Termination or Change in Control” below.

The employment agreement also contains customary confidentiality, non-competition and non-solicitation provisions. Mr. Vigil has agreed not to perform any work in the United States related in any way to uranium mining, or to solicit customers, suppliers or employees of the Company, during the term of the employment agreement and for a period of six months thereafter.

No Other Employment Agreement

Other than the foregoing employment agreements, the Company does not have any other employment agreements with any of its executive officers.

PROPOSAL 4

ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, the Company is asking stockholders to approve the following advisory resolution at the 2019 Annual Meeting of Stockholders:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

The Company is asking stockholders to approve an advisory resolution on compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our executive compensation programs and policies and the compensation paid to the named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis” and in the compensation tables and narrative disclosures that accompany the compensation tables, the Company’s compensation program for the named executive officers is designed to reward exceptional organizational and individual performance. The primary objectives of our compensation program are to (i) enhance the Company’s ability to attract and retain knowledgeable and experienced senior executives, (ii) drive and reward performance which supports Westwater’s core values, (iii) provide a percentage of total compensation that is “at-risk”, or variable, based on predetermined performance criteria, (iv) require significant stock holdings to align the interests of our CEO and CFO with those of stockholders, and (v) set compensation and incentive levels that reflect competitive market practices.

Although the vote on this proposal is advisory only, the Board and the Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Board has unanimously appointed Moss Adams LLP to be the Company’s independent registered public accountants for the year ending December 31, 2019, and has further directed that management submit the appointment of our independent registered public accountants for ratification by the stockholders at the 2019 Annual Meeting. In recommending ratification by the stockholders of such appointment, the Board is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm’s professional competence and standing.

Ratification of the appointment of Moss Adams LLP by the stockholders is not required by law. As a matter of policy, however, such appointment is being submitted to the stockholders for ratification at the 2019 Annual Meeting because the Audit Committee and the Board believe this to be a good corporate practice. The persons designated in the enclosed proxy will vote your shares “FOR” ratification unless you include instruction in your signed proxy to the contrary. If the stockholders fail to ratify the appointment of this firm, the Board will reconsider the matter.

Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to answer appropriate questions from the stockholders and will be given an opportunity to make a statement on behalf of Moss Adams LLP should they desire to do so. None of Westwater’s directors or executive officers has any substantial interest, direct or indirect, in Moss Adams LLP.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF WESTWATER.

Resignation of Hein & Associates LLP

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2017, the Company engaged Moss Adams LLP, certified public accountants, as the principal accountant to audit the Company’s financial statements effective November 16, 2017. Moss Adams replaced Hein & Associates LLP (“Hein”), which combined with Moss Adams LLP and, as a result of this transaction, Hein resigned as the Company’s principal accountant effective November 16, 2017.

The audit reports of Hein on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as described in the following sentence. The audit report of Hein on Company’s financial statements for the year ended December 31, 2015 contained an explanatory paragraph indicating that there was substantial doubt about the ability of Company to continue as a going concern. The circumstances that required this disclosure in 2015 were alleviated and the opinion of Hein on the 2016 financial statements contained no explanatory paragraph.

During the two fiscal years ended December 31, 2016 and through the subsequent interim period preceding Hein’s resignation, there were no disagreements between Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein would have caused them to make reference thereto in their reports on Company’s financial statements for such years.

During the two fiscal years ended December 31, 2016 and through the subsequent interim period preceding Hein’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2016 and through the subsequent interim period preceding Moss Adam’s engagement, the Company did not consult with Moss Adams on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Moss Adams did not provide either a written report or oral advise to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table presents fees billed for professional audit services rendered by Moss Adams LLP and Hein & Associates LLP for the audit of the Company’s annual financial statements for 2018 and 2017.

	2018	2017
	Moss Adams	Moss Adams	Hein
Audit fees (1)	$196,823	$82,891	$97,803
Audit-related fees	—	—	—
Tax fees	—	—	—
All other fees	—	—	—

_____________________

(1) Audit fees include fees for the audits of the Company’s consolidated financial statements and for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. All of the foregoing services were pre-approved by the Audit Committee.

OWNERSHIP OF WESTWATER COMMON STOCK

The table below sets forth information as of February 8, 2019 regarding the beneficial ownership (as defined by Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our common stock by each of our directors and named executive officers, and all directors and executive officers as a group. To the Company’s knowledge, no person or group beneficially owns more than five percent of our common stock.

In accordance with applicable rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable, and shares subject to restricted stock units that vest, within 60 days of February 8, 2019. Shares issuable pursuant to the exercise of stock options, and restricted stock units that vest, in the 60 days following February 8, 2019, are deemed outstanding for the purpose of computing the ownership percentage of the person holding such options, or shares subject to restricted stock units, but are not deemed outstanding for computing the ownership percentage of any other person. The percentage of beneficial ownership for the following table is based on 74,399,332 shares of common stock outstanding as of February 8, 2019. No shares are held by certain beneficial owners.

Name of Individual or Group (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Class
Terence J. Cryan	80,057	*
Christopher M. Jones	235,222	*
Marvin K. Kaiser	50,354	*
Patrick N. Burke	52,849	*
Tracy D. Pagliara	47,291	*
Karli S. Anderson	--
Jeffrey L. Vigil	83,557	*
Dain A. McCoig	71,243	*
All current directors and executive officers as a group (8 persons)	620,573	*

_______________________

*Represents less than 1%.

(1)All officers and directors can be reached at the Company’s corporate office address of 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112.

(2)Includes the following shares that directors and executive officers have the right to acquire within 60 days after   February 8, 2019, through the exercise of stock options and issuance of stock for vested restrictive stock units:  Mr. Cryan, 47,291 shares; Mr. Jones, 196,040 shares; Mr. Kaiser, 48,472 shares; Mr. Burke, 52,849 shares; Mr. Pagliara, 47,291 shares; Mr. Vigil 69,618 shares; Mr. McCoig, 63,985 shares; and all current directors and officers as a group, 525,546 shares. Except as otherwise noted, the directors, director nominees and executive officers exercise sole voting and investment power over their shares shown in the table and none of the share are subject to pledge.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act, requires the Company’s directors and executive officers and persons who own more than 10% of the Company’s outstanding common stock to file reports of ownership and changes in ownership of the Company’s common stock. To the Company’s knowledge, based solely upon a review of those forms and written representations, in 2018 all required forms were filed on time with the Securities and Exchange Commission.

Other Business

The Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her own judgment on such matters.

Delivery of Stockholder Documents

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Westwater stockholders may be householding our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to the Company at: Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0516, and we will promptly deliver a separate proxy statement and annual report per your request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

Solicitation of Proxies; Payment of Solicitation Expenses

The Company is providing these proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at our Annual Meeting. The Company has retained Regan & Associates as its proxy solicitor and will pay Regan & Associates approximately $37,500. The Company will bear all expenses incurred in connection with the solicitations of proxies. In addition to the solicitation of proxies by mail, the Company may ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for the solicitation. The Company’s directors, officers and employees also may solicit proxies by mail, telephone, electronic or facsimile transmission or in person.

Adjournments and Postponements

Although it is not currently expected, the meeting may be adjourned on one or more occasions for the purpose of soliciting additional proxies if a quorum is not present at the meeting. An adjournment generally may be made with the affirmative vote of the owners of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote thereon if no quorum is present or, if a quorum is present, with the majority of the votes cast. Any adjournment of the meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the meeting as adjourned.

Future Stockholder Proposals

In order to include a stockholder proposal in the Company’s proxy statement and form of proxy for the annual meeting to be held in 2020 (the “2020 Annual Meeting”), we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than October 28, 2019, which is 120 calendar days before the anniversary of the date this proxy statement for the 2019 Annual Meeting is released to stockholders. However, if the date of the 2020 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2019 Annual Meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials.

Any stockholder proposal or director nomination submitted to us for consideration at the 2020 Annual Meeting but which is not intended to be included in the related proxy statement and form of proxy, must be received between 90 days and 120 days prior to April 2, 2020, which is the first anniversary of the 2019 Annual Meeting, except that if the date of the 2020 Annual Meeting is more than 30 days before or more than 70 days after such anniversary, we must receive the proposal not earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and not later than the close of business on the later of 90th day prior to the 2020 Annual Meeting date or the 10th day following the date on which public announcement of the 2020 Annual Meeting is first made; otherwise, the proposal will be considered by us to be untimely and not properly brought before the meeting.

Stockholders who wish to submit a proposal or a director nominee must meet the eligibility requirements of the SEC and comply with the requirements of our Bylaws and the SEC. In addition, pursuant to the rules and regulations of the SEC, the persons appointed as proxies for the annual meeting to be held in 2020 will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company has not received notice by 45 days prior to the anniversary date on which this proxy statement for the 2019 Annual Meeting is mailed to Westwater stockholders.

Annual Report to Stockholders

We have mailed this proxy statement to each stockholder entitled to vote at the Annual Meeting. A copy of our 2018 Annual Report to Stockholders accompanies this proxy statement. You may obtain, at no charge, additional copies of our 2018 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2018, by sending us a written request at Westwater Resources, Inc., Attention: Secretary, 6950 S. Potomac Street, Suite 300, Centennial, Colorado 80112, or by calling (303) 531-0516.

Appendix A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

WESTWATER RESOURCES, INC.

Westwater Resources, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Westwater Resources, Inc.

2. Article 4 of the Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby replaced in its entirety with the following text:

“The total number of shares of all classes of stock which the Corporation has authority to issue is 100,000,000 shares with a par value of $0.001 per share. The shares are designated as Common Stock, have one vote per share and have identical rights and privileges in every respect. The holders of the stock of the Corporation shall have no preemptive rights to subscribe for any securities of the Corporation.

Effective as of [●], at 5:00 p.m. Eastern Standard Time (the “Effective Time”), each [●] ([●]) shares of Common Stock issued and outstanding or held in the treasury (if any) immediately prior to the Effective Time shall be automatically reclassified and combined, without further action, into one (1) validly issued, fully paid and non-assessable share of Common Stock with a par value of $0.001 per share, subject to the treatment of fractional share interests as described below. There shall be no fractional shares issued. A holder of record of Common Stock immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment (without interest) in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported on The Nasdaq Capital Market, on the last trading day prior to the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective at 5:00 p.m. Eastern Standard Time on [●], 2019.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this [●] day of 2019.

WESTWATER RESOURCES, INC.

By:

Name: Jeffrey L. Vigil

Title: Vice President-Finance and Chief Financial Officer

A-1

Appendix B

SECOND AMENDMENT TO

WESTWATER RESOURCES, INC.

2013 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors of Westwater Resources, Inc., a Delaware corporation (the “Corporation”), and the Board of Directors’ Compensation Committee and the approval by the stockholders of the Corporation at the Corporation’s Annual Meeting of Stockholders held on April 2, 2019, the 2013 Omnibus Incentive Plan (the “Plan”) of the Corporation is hereby amended as follows:

1. Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan by 3,300,000 shares, as follows:

“4.1           Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) 4,383,333 shares of Stock plus (y) the number of shares of Stock available for awards under the Prior Plans as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.”

2. Section 6.2 of the Plan is hereby amended and restated in its entirety to increase the maximum number of shares of Stock that may be granted in a calendar year to any person, as follows:

“6.2Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is two million (2,000,000) shares;

(b)the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is two million (2,000,000) shares; and

(c)the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be four hundred thousand dollars ($400,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall also be four hundred thousand dollars ($400,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.”

B-1

3. Unless otherwise expressly provided for in this Second Amendment to the Plan (the “Second Amendment”), all capitalized words, phrases, or defined terms used in this Second Amendment will have the same meaning ascribed to them in the Plan.

4. Except as expressly set forth in this Second Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.

5. This Second Amendment shall be effective as of [ ], 2019.

B-2

Appendix C

WESTWATER RESOURCES, INC.
2013 OMNIBUS INCENTIVE PLAN
AS AMENDED

Westwater Resources, Inc. (the “Company”) sets forth herein the terms of its 2013 Omnibus Incentive Plan (the “Plan”), as follows:

1.PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel.  To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards.  Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan.  Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1“Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.  For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2“Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3“Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4“Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5“Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6“Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7“Board” means the Board of Directors of the Company.

2.8“Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate.  Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, par value $.001 per share, of the Company.

2.10“Change in Control” means the occurrence of any of the following:

(a)a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Existing Stockholders, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction; or

(d)there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act).

2.11“Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

2.12“Committee” means the Compensation Committee of the Board.

2.13“Company” means Westwater Resources, Inc.

2.14 “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.15“Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16“Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.17“Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.18“Effective Date” means June 4, 2013, the date on which the Plan was approved by the Company’s stockholders.

2.19“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.20“Existing Stockholders” means Resource Capital Fund V L.P. and RMB Australia Holdings Limited.

2.21“Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

(a)If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).  If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22“Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.23“Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination

2.24“Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.25“Grantee” means a person who receives or holds an Award under the Plan.

2.26“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.27“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.29“Option Price” means the exercise price for each share of Stock subject to an Option.

2.30“Other Agreement” shall have the meaning set forth in Section 15.

2.31“Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.32“Outside Director” means a member of the Board who is not an Employee.

2.33“Parachute Payment” shall have the meaning set forth in Section 15(a).

2.34“Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.35“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.36“Performance Measures” means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.37“Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.38“Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.39“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.40“Plan” means this 2013 Omnibus Incentive Plan, as amended from time to time.

2.41“Prior Plans” means the Company’s Amended and Restated 1995 Stock Incentive Plan, the 2004 Stock Incentive Plan, the Amended and Restated 2004 Directors’ Stock Option and Restricted Stock Plan, and the 2007 Restricted Stock Plan.

2.42“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.43“Restricted Period” shall have the meaning set forth in Section 10.2.

2.44“Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.45“SAR Price” shall have the meaning set forth in Section 9.1.

2.46“Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.47“Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate.  Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.  Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.  If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.48“Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

2.49“Stock” means the common stock, par value $0.001 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.50“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.51“Stock Exchange” means The NASDAQ Stock Exchange LLC or another established national or regional stock exchange on which the Company’s equity securities may be listed.

2.52“Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting.  A Stock Unit may also be referred to as a restricted stock unit.

2.53“Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity.  In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.54“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.55“Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.56“Unrestricted Stock” shall have the meaning set forth in Section 11.

2.57“Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

3.ADMINISTRATION OF THE PLAN

3.1Committee.

3.1.1Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.  Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement.  All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee.  Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

3.1.4Delegation by Committee.

To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award.  Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter.  Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company.  At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee.  Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3Terms of Awards.

3.3.1Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)designate Grantees;

(b)determine the type or types of Awards to be made to a Grantee;

(c)determine the number of shares of Stock to be subject to an Award;

(d)establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)prescribe the form of each Award Agreement evidencing an Award; and

(f)subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement.  The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.STOCK SUBJECT TO THE PLAN

4.1Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) 4,383,333 shares of Stock plus (y) the number of shares of Stock available for awards under the Prior Plans as of the Effective Date plus (z) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

4.2Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards.  The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3Share Usage.

(a)Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, that are subject to an Award shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share for every one (1) share of Stock subject to such Award.  The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof.  The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.  An Award that, by its terms, cannot be settled in shares of Stock shall not count against the share limit set forth in Section 4.1.

(c)Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or the Prior Plans which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan.

(d)The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1Effective Date.

The Plan shall be effective as of the Effective Date.  Following the Effective Date, no awards shall be made under the Prior Plans.  Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, including performance-based awards, which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

5.2Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made.  The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s stockholders.  No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.AWARD ELIGIBILITY AND LIMITATIONS

6.1Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is two million (2,000,000) shares;

(b)the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is two million (2,000,000) shares; and

(c)the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be four hundred thousand dollars ($400,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall also be four hundred thousand dollars ($400,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine.  Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.TERMS AND CONDITIONS OF OPTIONS

8.1Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee.  Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount

(if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person.  Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof.  Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000).  Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee.  The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.  SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to

Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time during which such Restricted Stock or Stock Units are unvested (a “Restricted Period”) and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14.  Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock.  The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock.  The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock.  Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments.  All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5Rights of Holders of Stock Units.

10.5.1Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders).  The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock.  Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved.  Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid.  Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

10.5.2Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units.  Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

10.8Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan.  Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan.  Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals.  The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter.  Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved.  Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date.  A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation).  Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

14.TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 14.6.3,after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

14.4Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends.  Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals.  Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee.  The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards.  The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.  In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

14.6.4Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a)net earnings or net income;

(b)operating earnings;

(c)pretax earnings;

(d)earnings per share;

(e)share price, including growth measures and total stockholder return;

(f)earnings before interest and taxes;

(g)earnings before interest, taxes, depreciation and/or amortization;

(h)earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

•stock-based compensation expense;

•income from discontinued operations;

•gain on cancellation of debt;

•debt extinguishment and related costs;

•restructuring, separation and/or integration charges and costs;

•reorganization and/or recapitalization charges and costs;

•impairment charges;

•gain or loss related to investments;

•sales and use tax settlement; and

•gain on non-monetary transactions.

(i)sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j)gross or operating margins;

(k)return measures, including return on assets, capital, investment, equity, sales or revenue;

(l)cash flow, including:

•operating cash flow;

•free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

•levered free cash flow, defined as free cash flow less interest expense;

•cash flow return on equity; and

•cash flow return on investment;

(m)productivity ratios;

(n)expense targets;

(o)market share;

(p)financial ratios as provided in credit agreements of the Company and its subsidiaries;

(q)working capital targets;

(r)completion of acquisitions of businesses or companies;

(s)completion of divestitures and asset sales;

(t)customer satisfaction;

(u)overhead costs;

(v)burn rates;

(w)resource and reserve identification and targeting;

(x)attainment of measurable objectives with respect to compliant resource statements or technical reports;

(y)safety and environmental performance;

(z)completion of capital markets transactions as approved by the Board; or

(aa)any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate.  In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee.  The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period:  (a) asset write-downs;

(b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m).  Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m).  If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b)if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.REQUIREMENTS OF LAW

16.1General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award.  Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act.  Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws.  As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan.  In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.EFFECT OF CHANGES IN CAPITALIZATION

17.1Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the

Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee.  In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation.  Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation.  In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i)fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b)For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved.  If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control.  For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved.  After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

(c)Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate.  The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.  In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5Adjustments

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4.  This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.GENERAL PROVISIONS

18.1Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein.  The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.  Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.  In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

18.4Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including, without limitation.”

18.6Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A.  To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.  The nature of any such amendment shall be determined by the Committee.

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WESTWATER RESOURCES

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Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2, 4 and 5.

3. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Terence J. Cryan	☐	☐	02 - Christopher M. Jones	☐	☐	03 - Marvin K. Kaiser	☐	☐
04 - Tracy D. Pagliara	☐	☐	05 - Karli S. Anderson	☐	☐			

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Proxy — Westwater Resources, Inc.

Notice of Annual Meeting of Stockholders

6950 S. Potomac Street, Suite 300
Centennial, Colorado 80112

Proxy Solicited by Board of Directors for Annual Meeting — April 2, 2019

Christopher M. Jones and Terence J. Cryan, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Westwater Resources, Inc. to be held on April 2, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder when properly executed. If no such directions are indicated, shares represented by this proxy will be voted FOR each of the nominees listed in Proposal 3 and FOR Proposals 1, 2, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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